    As filed with the Securities and Exchange Commission on April 30, 1998

                                                            File Nos. 33-36556
                                                                      811-6154


                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON D.C. 20549

                                      FORM N-1A


                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933
                          POST-EFFECTIVE AMENDMENT NO. 17*
                                        AND
                               REGISTRATION STATEMENT
                                       UNDER
                         THE INVESTMENT COMPANY ACT OF 1940
                                  AMENDMENT NO. 23

                          CITIFUNDS INTERNATIONAL TRUST**
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    21 MILK STREET, BOSTON, MASSACHUSETTS 02109
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679

          PHILIP W. COOLIDGE, 21 MILK STREET, BOSTON, MASSACHUSETTS 02109
                      (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                      COPY TO:
               ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                            BOSTON, MASSACHUSETTS 02110




     It is proposed that this filing will become effective on May 1, 1998 pursuant to paragraph (b) of Rule 485.


     The Premium Portfolios, on behalf of International Equity Portfolio and Emerging Asian Markets Equity Portfolio, has also executed this Registration Statement.



--------------------------------------------------------------------------------


*This filing relates only to shares of CitiFunds International Equity Portfolio and CitiFunds Emerging Asian Markets Equity Portfolio.
**Formerly Landmark International Funds.

                            CITIFUNDS INTERNATIONAL TRUST
                    (CITIFUNDS INTERNATIONAL EQUITY PORTFOLIO AND
                  CITIFUNDS EMERGING ASIAN MARKETS EQUITY PORTFOLIO)


                         REGISTRATION STATEMENT ON FORM N-1A

                                CROSS REFERENCE SHEET

N-1A
ITEM NO.  N-1A ITEM                                      LOCATION
--------  ---------                                      --------

PART A                                                   PROSPECTUS
------                                                   ----------

Item 1.   Cover Page . . . . . . . . . . . . . . . . .   Cover Page
Item 2.   Synopsis . . . . . . . . . . . . . . . . . .   Expense Summary
Item 3.   Condensed Financial Information. . . . . . .   Condensed Financial
                                                         Information
Item 4.   General Description of Registrant. . . . . .   Investment
                                                         Information; General
                                                         Information; Appendix
Item 5.   Management of the Fund . . . . . . . . . . .   Management; Expenses
Item 5A.  Management's Discussion of Fund Performance.   Not Applicable

Item 6.   Capital Stock and Other Securities . . . . .   General Information;
                                                         Voting and Other
                                                         Rights; Purchases;
                                                         Exchanges;
                                                         Redemptions; Dividends
                                                         and Distributions; Tax
                                                         Matters

Item 7. Purchase of Securities Being Offered . . . . .   Purchases; Exchanges;
                                                         Redemptions
Item 8.   Redemption or Repurchase . . . . . . . . . .   Purchases; Exchanges;
                                                         Redemptions
Item 9.   Pending Legal Proceedings. . . . . . . . . .   Not Applicable

                                                         STATEMENT OF
                                                         ADDITIONAL
PART B                                                   INFORMATION
------                                                   -----------

Item 10.  Cover Page . . . . . . . . . . . . . . . . .   Cover Page
Item 11.  Table of Contents. . . . . . . . . . . . . .   Cover Page

Item 12.  General Information and History. . . . . . .   The Trust

Item 13.  Investment Objectives and Policies . . . . .   Investment Objectives

Item 14.  Management of the Fund . . . . . . . . . . .   Management

Item 15.  Control Persons and Principal Holders
           of Securities . . . . . . . . . . . . . . .   Management
Item 16.  Investment Advisory and Other Services . . .   Management
Item 17.  Brokerage Allocation and Other Practices . .   Portfolio Transactions
Item 18.  Capital Stock and Other Securities . . . . .   Description of Shares,
                                                         Voting Rights and
                                                         Liabilities

Item 19.  Purchase, Redemption and Pricing of
           Securities Being Offered. . . . . . . . . .   Description of Shares,
                                                         Voting Rights and
                                                         Liabilities;
                                                         Determination of Net
                                                         Asset Value; Valuation
                                                         of Securities;
                                                         Additional Redemption
                                                         Information

Item 20.  Tax Status . . . . . . . . . . . . . . . . .   Certain Additional Tax
                                                         Matters
Item 21.  Underwriters . . . . . . . . . . . . . . . .   Management
Item 22.  Calculation of Performance Data. . . . . . .   Performance
                                                         Information
Item 23.  Financial Statements . . . . . . . . . . . .   Independent
                                                         Accountants and
                                                         Financial Statements

PART C   Information required to be included in Part C is set forth under the
------   appropriate Item, so numbered, in Part C to this Registration
         Statement.

Prospectus  May 1, 1998



CITIFUNDS-SM- INTERNATIONAL EQUITY PORTFOLIO



This Prospectus describes CitiFunds-SM- International Equity Portfolio, a diversified mutual fund in the CitiFunds Family of Funds. Citibank, N.A. is the investment adviser.



UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A PORTFOLIO WITH THE SAME INVESTMENT OBJECTIVE AND POLICIES. SEE "SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE" ON PAGE 11.



This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated the date of this Prospectus (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Fund may be made, by contacting the investor's Shareholder Servicing Agent or by calling 1-800-625-4554. The Statement of Additional Information and other related materials are available on the SEC's Internet web site (http://www.sec.gov).


----------------------------------------------------------------


REMEMBER THAT SHARES OF THE FUND:



    - ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY;



    - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES;



    - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

----------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS



 Prospectus Summary                                                            3

 ...............................................................................


 Expense Summary                                                               5

 ...............................................................................


 Condensed Financial Information                                               6

 ...............................................................................


 Investment Information                                                        8

 ...............................................................................


 Risk Considerations                                                           9

 ...............................................................................


 Valuation of Shares                                                          12

 ...............................................................................


 Purchases                                                                    12

 ...............................................................................


 Exchanges                                                                    13

 ...............................................................................


 Redemptions                                                                  13

 ...............................................................................


 Dividends and Distributions                                                  14

 ...............................................................................


 Management                                                                   15

 ...............................................................................


 Tax Matters                                                                  18

 ...............................................................................


 Performance Information                                                      19

 ...............................................................................


 General Information                                                          20

 ...............................................................................


 Appendix -- Permitted Investments and Investment Practices                   22

 ...............................................................................

PROSPECTUS SUMMARY



See the body of the Prospectus for more information on the topics discussed in this summary.



THE FUND: This Prospectus describes CitiFunds International Equity Portfolio. The Fund is a diversified mutual fund.



INVESTMENT OBJECTIVE AND POLICIES: The Fund's objective is long-term capital growth; dividend income, if any, is incidental to this investment objective. Through International Equity Portfolio (the "Portfolio"), the Fund invests primarily in common stocks of non-U.S. issuers, including issuers in developing countries, with an emphasis on established companies with medium to large market capitalizations and seasoned management teams. Because the Fund invests through the Portfolio, all references in this Prospectus to the Fund include the Portfolio, except as otherwise noted.



INVESTMENT ADVISER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Adviser"), a wholly-owned subsidiary of Citicorp, is the investment adviser. Citibank and its affiliates manage more than $88 billion in assets worldwide. CFBDS, Inc. ("CFBDS" or the "Distributor") is the distributor of shares of the Fund. See "Management."



PURCHASES AND REDEMPTIONS: Customers of Shareholder Servicing Agents may purchase and redeem shares of the Fund on any day the New York Stock Exchange is open for trading. See "Purchases" and "Redemptions."



PRICING: Shares of the Fund are purchased and redeemed at net asset value, without a sales load or redemption fees. Shares are subject to a distribution fee at the annual rate of 0.10% of the average daily net assets of the Fund. See "Purchases" and "Management -- Distribution Arrangements."



EXCHANGES: Shares may be exchanged for shares of the CitiSelect-Registered Trademark- Portfolios and certain other CitiFunds. See "Exchanges."



DIVIDENDS: Dividends, if any, are declared and paid semi-annually. Net capital gains, if any, are distributed annually. See "Dividends and Distributions."



REINVESTMENT: All dividends and capital gains distributions may be received either in cash or in Fund shares at net asset value, subject to the policies of a shareholder's Shareholder Servicing Agent. See "Dividends and Distributions."



WHO SHOULD INVEST: The Fund is designed for investors seeking long-term capital growth who are willing to commit a portion of their assets to non-U.S. investment and for whom current income is not a primary consideration.



RISK FACTORS: There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. Equity securities fluctuate in value based on many factors, including actual and anticipated earnings, changes in management, political and economic developments and the potential for takeovers and acquisitions. The value of debt securities generally fluctuates based on changes in the actual and perceived creditworthiness of issuers. Also, the value of debt securities generally goes down when interest rates go up, and vice versa. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.



The Fund invests primarily in securities of non-U.S. issuers. The special risks of investing in non-U.S. securities include possible adverse political, social and economic developments abroad, differing regulations to which non-U.S. issuers are subject and different characteristics of non-U.S. economies and markets. The Fund's non-U.S. securities often will trade in non-U.S. currencies, which can be volatile and may be subject to governmental controls or intervention. Changes in non-U.S. currency values will affect the Fund's earnings and gains and losses realized on sales of securities, as well as the Fund's net asset value. In addition, securities of non-U.S. issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.



The Fund may invest in securities of issuers in developing countries. Investors in the Fund should be able to assume the heightened risks and volatility associated with investment in developing countries, including greater risks of expropriation, confiscatory taxation and nationalization and less social, political and economic stability; smaller (and, in many cases, new) markets resulting in price volatility and illiquidity; national policies which may restrict investment opportunities; and the absence of developed legal structures.



Certain investment practices, such as the use of forward non-U.S. currency exchange contracts, also may entail special risks. Investors should read "Risk Considerations" for more information about risk factors.

EXPENSE SUMMARY



The following table summarizes estimated shareholder transaction and annual operating expenses for shares of the Fund and the Portfolio.* For more information on costs and expenses, see "Management" -- page 15 and "General Information -- Expenses" -- page 21.



                                                                        CITIFUNDS
                                                                    INTERNATIONAL
                                                                           EQUITY
                                                                        PORTFOLIO
---------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                                             None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
  ASSETS):
Management Fees                                                             1.00%
12b-1 Fees (after fee waivers and reimbursements) (1)(2)                    0.10%
Other Expenses
  Administrative Services Fees (after fee waivers and
   reimbursements) (2)                                                      0.33%
  Shareholder Servicing Agent Fees                                          0.25%
  Other Operating Expenses (3)                                              0.07%
---------------------------------------------------------------------------------
Total Fund Operating Expenses (2)                                           1.75%
---------------------------------------------------------------------------------



* This table is intended to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers and reimbursements. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at these levels.


(1) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


(2) Absent fee waivers and reimbursements, 12b-1 fees would be 0.15%, administrative services fees would be 0.35% and total fund operating expenses would be 1.82%. The foregoing 12b-1 fees assume a 0.05% charge for print or electronic media expenses.


(3) CFBDS has agreed to pay the ordinary operating expenses of the Fund, subject to certain exceptions. CFBDS receives a fee from the Fund. See "General Information -- Expenses."



EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period indicated below.



                                                      ONE YEAR  THREE YEARS   FIVE YEARS    TEN YEARS
-----------------------------------------------------------------------------------------------------
CITIFUNDS INTERNATIONAL EQUITY PORTFOLIO            $      18    $      55    $      95    $     206
-----------------------------------------------------------------------------------------------------



The Example assumes that all dividends are reinvested and reflects certain voluntary fee waivers. If waivers were not in place, the amounts in the example would be $18, $57, $99 and $214 for the Fund. Expenses are based on the Fund's fiscal year ended December 31, 1997. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION



The following table provides condensed financial information about the Fund for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Fund's Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, have been audited by Price Waterhouse LLP, independent accountants on behalf of CitiFunds International Equity Portfolio (formerly Landmark International Equity Fund). The report of Price Waterhouse LLP is included in the Fund's Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Shareholder Servicing Agent or by calling 1-800-625-4554.



                              CITIFUNDS INTERNATIONAL EQUITY PORTFOLIO -- FINANCIAL HIGHLIGHTS              MARCH 1, 1991
                                                                                                          (COMMENCEMENT OF
                                                       YEAR ENDED DECEMBER 31,                             OPERATIONS) TO
                                   1997        1996         1995        1994#        1993#       1992#   DECEMBER 31, 1991#
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of
period                           $11.79      $13.46       $11.44       $12.93       $ 9.96      $10.13              $10.00
----------------------------------------------------------------------------------------------------------------------------
Income from Operations:
  Net investment income (loss)    0.004**     0.028**      0.013**      0.001**     (0.003)**    0.052               0.098
  Net realized and unrealized
   gain (loss) on investments     0.592**     0.314**      2.055**     (1.483)**     2.973**    (0.199)              0.062
----------------------------------------------------------------------------------------------------------------------------
    Total from investment
     operations                   0.596       0.342        2.068       (1.482)       2.970      (0.147)              0.160
----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  From net investment income     (0.025)     (0.021)      (0.048)      (0.001)       --         (0.023)             (0.030)
  In excess of net investment
   income                         --          --           --          (0.007)       --          --                     --
  From net realized gains on
   investments                   (0.941)     (1.991)       --           --           --          --                     --
----------------------------------------------------------------------------------------------------------------------------
    Total from distributions     (0.966)     (2.012)      (0.048)      (0.008)       --         (0.023)             (0.030)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period   $11.42      $11.79       $13.46       $11.44       $12.93      $ 9.96              $10.13
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's omitted)                 $18,333     $32,589      $32,159      $28,848      $28,088      $6,711              $4,031
Ratio of expenses to average
net assets                         1.75%(A)    1.75%(A)     1.75%(A)     1.75%(A)     1.75%       1.75%               1.75%*
Ratio of net investment income
(loss) to average net assets       0.03%       0.18%        0.10%        0.00%       (0.02)%      0.57%               1.03%*
Portfolio turnover (B)            --          --           --               5%          36%         42%                 29%
Total return                       5.15%       2.59%       18.08%      (11.46)%      29.82%      (1.45)%              1.61%+
Note: If agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and expenses had been limited to that required by certain state securities laws for the periods ended December 31, 1993, 1992 and 1991, the net investment income (loss) per share and the ratios would have been as follows:
Net investment income (loss)
per share                       $(0.004)**  $(0.002)**    $0.013      $(0.018)**   $(0.116)**  $(0.016)             $0.028
RATIOS:
Expenses to average net assets     1.82%(A)    1.94%(A)     1.75%(A)     1.90%(A)     2.50%       2.50%               2.50%*
Net investment income (loss)
to average net assets              0.04%      (0.01)%       0.10%       (0.15)%      (0.77)%     (0.18)%              0.29%*

*  Annualized.


+  Not annualized.


** The per share amounts were computed using a monthly average number of shares outstanding during the year.


(A) Includes the Fund's share of International Equity Portfolio's allocated expenses for periods subsequent to May 1, 1994.


(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the fiscal years ended December 31, 1996 and 1997 is included under "Investment Information -- Certain Additional Investment Policies."


# On May 1, 1994, the Fund began investing all of its investable assets in International Equity Portfolio.

INVESTMENT INFORMATION



INVESTMENT OBJECTIVE: The investment objective of the Fund is long-term capital growth. Dividend income, if any, is incidental to this investment objective.



The investment objective of the Fund may be changed by its Trustees without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objective.



INVESTMENT POLICIES: The Fund seeks its objective by investing mainly in common stocks of companies organized in countries other than the United States, including developing countries. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of issuers organized in at least three countries other than the U.S. For purposes of this policy, equity securities are defined as common stock, securities convertible into common stock, and trust or limited partnership interests, and include securities purchased directly or in the form of sponsored American Depositary Receipts, European Depositary Receipts or other similar securities representing common stock on non-U.S. issuers. The Adviser seeks opportunities to invest in non-U.S. economies which are growing faster than that of the U.S.



In selecting common stocks the Adviser emphasizes securities issued by established companies with medium to large market capitalizations, I.E., $750 million or more, and seasoned management teams which the Adviser believes possess above average prospects for long-term capital growth. The Adviser may also select other securities of non-U.S. issuers which it believes provide an opportunity for appreciation, such as fixed income securities, convertible and non-convertible bonds, preferred stock and warrants. The Fund's assets usually consist of issues listed on securities exchanges, and its long-term non-convertible debt investments carry at least a Baa rating from Moody's Investors Service, Inc. or a BBB rating from Standard & Poor's Ratings Group or are determined by the Adviser to be of equivalent quality.



CERTAIN ADDITIONAL INVESTMENT POLICIES:



Temporary Investments. For temporary defensive purposes, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.



Other Permitted Investments. For more information regarding the Fund's permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 22. The Fund will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserves the right to do so.



Investment Restrictions. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the

Fund, including a limitation that the Fund may borrow from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (E.G., to meet redemption requests). Except as otherwise indicated, the Fund's investment objective and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.



Portfolio Turnover. Securities of the Fund will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the fiscal years ended December 31, 1996 and 1997, the turnover rates for the Fund were 109% and 99%, respectively. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.



Brokerage Transactions. The primary consideration in placing the Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.



RISK CONSIDERATIONS



The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.



Changes in Net Asset Value. The Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. During periods of rising interest rates the value of debt securities generally declines, and during periods of falling rates the value of these securities generally increases. Changes by recognized rating agencies in the rating of any debt security, and actual or perceived changes in an issuer's ability to make principal or interest payments, also affect the value of these investments.



Credit Risk of Debt Securities. Investors should be aware that securities offering above average yields may at times involve above average risks. Securities rated Baa by Moody's or BBB by S&P and equivalent securities may have speculative characteristics. Adverse economic or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade obligations.



Non-U.S. Securities. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Fund. Prices at which the Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund.



Because non-U.S. securities often are denominated in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.



The Fund may invest its assets in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in issuers in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.



Equity securities traded in certain foreign countries may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Rapid increases in money supply in certain countries may result in speculative investment in equity securities which may contribute to volatility of trading markets.

The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those attributable to U.S. investing. As a result, the operating expense ratio of the Fund is expected to be higher than that of an investment company investing exclusively in U.S. securities.



Investment Practices. Certain of the investment practices employed for the Fund may entail additional risks as described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 22.



Special Information Concerning Investment Structure. The Fund does not invest directly in securities. Instead, the Fund invests all of its investable assets in the Portfolio, which is a mutual fund having the same investment objective and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with its objective and policies. Of course, there can be no assurance that the Fund or the Portfolio will achieve its objective. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio. The Fund may withdraw its investment in the Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If the Fund were to withdraw its investment in the Portfolio the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another mutual fund or pooled investment vehicle having the same investment objective and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.



The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.



Certain investment restrictions of the Portfolio cannot be changed without approval by the investors in the Portfolio. These policies are described in the Statement of Additional Information. When the Fund is asked to vote on matters concerning the Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will hold a shareholder meeting and vote in accordance with shareholder instructions. Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.



The Portfolio may sell interests to investors in addition to the Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment returns for all investors in funds investing in the Portfolio may not be the same. The differences in returns are also present in other mutual fund structures.



Information about other holders of interests in the Portfolio is available from the Fund's distributor, CFBDS, at (617) 423-1679.



VALUATION OF SHARES



Net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of the Fund (including the Fund's interest in the Portfolio), then subtracting the Fund's liabilities, and then dividing the result by the number of the Fund's outstanding shares. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.



Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Non-U.S. securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Given the non-U.S. nature of the Fund's investments, trading may take place in securities held by the Fund on days that are not Business Days and on which it will not be possible to purchase or redeem shares of the Fund.



PURCHASES



Shares of the Fund are offered continuously and may be purchased on any Business Day at the public offering price. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Distributor. The Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.



Shares may be purchased either through a securities broker which has a sales agreement with the Distributor or through a bank or other financial institution which has an agency agreement with the Distributor. Such a bank or financial institution will receive transaction fees that are equal to the commissions paid to securities brokers. Shares of the Fund are being offered exclusively to customers of a Shareholder Servicing Agent (I.E., a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement concerning the Fund). A securities broker may receive both commissions and shareholder servicing fees. Each Shareholder Servicing Agent is required to promptly forward orders for Fund shares to the Distributor.

Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which will be the shareholder of record of the Fund. Each Shareholder Servicing Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent.



Shareholder Servicing Agents will not transmit purchase orders to the Distributor unless they are in proper form.



EXCHANGES



Shares may be exchanged for shares of the CitiSelect Portfolios and certain other CitiFunds that are made available by a shareholder's Shareholder Servicing Agent, or may be acquired through an exchange of shares of those funds.



Shareholders must place exchange orders through their Shareholder Servicing Agents, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Distributor. See "Valuation of Shares."



This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by Securities and Exchange Commission rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the funds to be acquired through the exchange.



An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.



REDEMPTIONS



Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by a shareholder's Shareholder Servicing Agent. Shareholders may redeem shares of the Fund only by authorizing their Shareholder Servicing Agents to redeem such shares on their behalf through the Distributor.



A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

Redemptions by Mail. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by a shareholder's Shareholder Servicing Agent) to their Shareholder Servicing Agents. Shareholders are responsible for ensuring that a request for redemption is in proper form.



Redemptions by Telephone. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.



Payment of Redemptions. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Redemption Information" in the Statement of Additional Information regarding the Fund's right to pay the redemption price in kind with securities (instead of cash).



Questions about redemption requirements should be referred to the shareholder's Shareholder Servicing Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.



DIVIDENDS AND DISTRIBUTIONS



Substantially all of the Fund's net income from dividends and interest, if any, is paid to its shareholders of record as a dividend semiannually on or about the last day of June and December.



The Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. The Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.



Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares issued at net asset value.



MANAGEMENT



TRUSTEES AND OFFICERS: The Fund is supervised by a Board of Trustees. The Portfolio is also supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Adviser. In addition, a majority of the disinterested Trustees of the Fund are different from a majority of the disinterested Trustees of the Portfolio. More information on the Trustees and officers of the Fund and the Portfolio appears under "Management" in the Statement of Additional Information.



INVESTMENT ADVISER: CITIBANK. The Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York, New York 10043. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.



Citibank manages the Fund's assets pursuant to an Investment Advisory Agreement. Subject to policies set by the Trustees, Citibank makes investment decisions for the Fund.



Trevor Forbes, who is based in Citibank's London office, is the manager of the Fund. Mr. Forbes, who has been a manager of the Fund since 1995, is Head of European Equity Investment for Citibank. Prior to joining Citibank in 1991, Mr. Forbes managed the investment business of Abbey Life, a major UK-based insurance group. Mr. Forbes calls on the extensive global network of Citibank's investment business to select securities in the world markets.



Management's discussion of the Fund's performance is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by contacting their Shareholder Servicing Agents.



Advisory Fees. For its services under the Investment Advisory Agreement, the Adviser receives an investment advisory fee of 1.00%, which is accrued daily and paid monthly, of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. This investment advisory fee is higher than the investment advisory fees currently being paid by most investment companies in general. The Trustees of the Fund have determined that the 1.00% investment advisory fee is reasonable in light of the Fund's investment policy of investing primarily in non-U.S. securities.

For the fiscal year ended December 31, 1997, the investment advisory fee paid to Citibank was 1.00% of the Fund's average daily net assets for that fiscal year.



Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.



Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Investment Advisory Agreement and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or a Shareholder Servicing Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.



ADMINISTRATIVE SERVICES PLANS: The Fund and the Portfolio have Administrative Services Plans which provide that the Fund and the Portfolio may obtain the services of an administrator, a transfer agent, a custodian, and, in the case of the Fund, one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the total of the fees paid to the Fund's Administrator and Shareholder Servicing Agents may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Distribution fees (other than any fee concerning electronic or media advertising) paid under the Fund's Distribution Plan are included in this percentage limitation. Within this overall limitation, individual fees may vary. Under the Portfolio's Administrative Services Plan, fees paid to the Portfolio's Administrator may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. See "Administrators," "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant."



ADMINISTRATORS: CFBDS and Signature Financial Group (Cayman) Ltd. ("SFG") provide certain administrative services to the Fund and the Portfolio under administrative services agreements. These administrative services include providing general office facilities, supervising the overall administration of the Fund and the Portfolio, and providing persons satisfactory to the Boards of Trustees to serve as Trustees and officers of the Fund and Portfolio. These Trustees and officers may be directors, officers or employees of CFBDS, SFG or their affiliates.



For these services, the Administrators receive fees accrued daily and paid monthly of 0.30% of the average daily net assets of the Fund and 0.05% of the average daily net assets of the Portfolio, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However, each of the Administrators has voluntarily agreed to waive a portion of the fees payable to it as necessary to maintain the projected rate of total operating expenses. CFBDS has agreed to pay certain expenses of the Fund. SFG has agreed to pay certain expenses of the Portfolio. See "General Information -- Expenses."



CFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc.



SUB-ADMINISTRATOR: Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Fund and Portfolio as from time to time are agreed upon by Citibank and CFBDS or SFG. Citibank's compensation as sub-administrator is paid by CFBDS or SFG.



SHAREHOLDER SERVICING AGENTS: The Fund has entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.



Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees.



TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent, and custodian for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees. State Street also provides fund accounting services and calculates the daily net asset value for the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.



DISTRIBUTION ARRANGEMENTS: CFBDS, 21 Milk Street, Boston, MA 02109, (telephone
(617) 423-1679), is the Distributor of the Fund's shares and also serves as a Shareholder Servicing Agent for certain investors. CFBDS receives distribution fees from the Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.



The Fund's Distribution Plan provides that the Fund will pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.10% of the average daily net assets of the Fund. The Plan also permits the Fund to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets of the Fund) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of shares. The Fund did not pay anything under this provision during 1997 and does not anticipate doing so during the current fiscal year.



The Distributor uses the distribution fees under the Plan to offset the Fund's marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the Distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses. The Fund and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Plan and the purposes for which the expenditures were made.



During the period they are in effect, the Plan and related Distribution Agreement obligate the Fund to pay distribution fees to CFBDS as compensation for its distribution activities, not as reimbursement for specific expenses incurred. Thus, even if CFBDS's expenses exceed its distribution fees for the Fund, the Fund will not be obligated to pay more than those fees and, if CFBDS's expenses are less than such fees, it will retain its full fees and realize a profit. The Fund will pay the distribution fees to CFBDS until either the Plan or Distribution Agreement is terminated or not renewed. In that event, CFBDS's expenses in excess of distribution fees received or accrued through the termination date will be CFBDS's sole responsibility and not obligations of the Fund.



TAX MATTERS



This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.



The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes.



Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from the Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long shares of the Fund have been held. Such long-term net capital gains will generally be taxable to shareholders as if the shareholders had directly realized gains from the same sources from which they were realized by the Fund.



Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



The Fund may pay withholding or other taxes to non-U.S. governments during the year. These taxes will reduce the Fund's dividends; however, shareholders generally will receive deemed dividends equal to the amount of such taxes and then, subject to applicable limitations, may be able to claim a tax credit or itemized deduction for non-U.S. taxes paid by the Fund.



By January 31 of each year, the Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.



Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.



PERFORMANCE INFORMATION



Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.



The Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share, and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.



The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Of course, any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.



GENERAL INFORMATION



ORGANIZATION: The Fund is a series of CitiFunds International Trust, a Massachusetts business trust organized on August 7, 1990. The Trust is also an open-end management investment company registered under the 1940 Act. Prior to March 2, 1998, the Fund was called Landmark International Equity Fund. Prior to January 7, 1998, CitiFunds International Trust was called Landmark International Funds.



The Fund is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the mutual fund and not more than 10% of the voting securities of the issuer.



Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.



The Portfolio is a series of The Premium Portfolios, a trust organized under the laws of the State of New York. The Declaration of Trust of The Premium Portfolios provides that the Fund and other entities investing in the Portfolio are each liable for all obligations of the Portfolio. It is not expected that the liabilities of the Portfolio would ever exceed its assets.



VOTING AND OTHER RIGHTS: CitiFunds International Trust may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of CitiFunds International Trust have equal voting rights except that, in matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.



At any meeting of shareholders of the Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.



As a Massachusetts business trust, CitiFunds International Trust is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in the Fund's or Portfolio's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund.

CERTIFICATES: The Fund's Transfer Agent maintains a share register for shareholders of record, I.E., Shareholder Servicing Agents. Share certificates are not issued.



RETIREMENT PLANS: Investors may be able to establish new accounts in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Shareholder Servicing Agents and tax and retirement advisers.



EXPENSES: CFBDS has agreed to pay the Fund's ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs and expenses and excluding the fees paid under the Fund's Investment Advisory Agreement, Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements). CFBDS receives a fee from the Fund, in addition to the administrative services and distribution fees, estimated and accrued daily and paid monthly in an amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund would not on a per annum basis exceed an agreed upon rate, currently 1.75% of the Fund's average daily net assets. For the fiscal year ended December 31, 1997, CFBDS paid expenses of the Fund in the amount of $93,479, and the Fund paid CFBDS under this agreement the amount of $29,404. For that fiscal year, the total expenses of the Fund were 1.75% of its average daily net assets.



The agreement of CFBDS to pay the ordinary operating expenses of the Fund, as well as the obligation of the Fund to pay the corresponding fee to CFBDS, may be terminated by either CFBDS or the Fund upon not less than 30 days nor more than 60 days written notice.



YEAR 2000: The Fund could be adversely affected if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1, 2000. The Fund, and its service providers, are making efforts to resolve any potential Year 2000 issues. While it is likely that these efforts will be successful, the failure to implement any necessary modifications to computer systems used by the Fund or its service providers could result in an adverse impact on the Fund.



Counsel and Independent Auditors: Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, is counsel for the Fund. Price Waterhouse LLP, located at 160 Federal Street, Boston, MA 02110, serves as independent auditor for the Fund.

----------------------------------------------------------------


The Statement of Additional Information dated the date hereof contains more detailed information about the Fund and the Portfolio, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers, Adviser and Administrators, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, and (vi) the determination of net asset value.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



APPENDIX



PERMITTED INVESTMENTS AND
INVESTMENT PRACTICES



Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.



Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.



Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, the Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by the Fund would not exceed 33 1/3% of the Fund's net assets.



In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or reverse repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

Rule 144A Securities. The Fund may purchase restricted securities that are not registered for sale to the general public. If the Adviser determines that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.



Private Placements and Illiquid Investments. The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



"When-Issued" Securities. In order to ensure the availability of suitable securities, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.



Currency Exchange Contracts. Forward currency exchange contracts may be entered into for the Fund for the purchase or sale of non-U.S. currency for hedging purposes against adverse rate changes or otherwise to achieve the Fund's investment objective. A currency exchange contract allows a definite price in dollars to be fixed for securities of non-U.S. issuers that have been purchased or sold (but not settled) for the Fund. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.



Short Sales "Against the Box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline. Not more than 40% of the Fund's total assets would be involved in short sales "against the box."



Depositary Receipts for Securities of Non-U.S. Issuers. American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.



Other Investment Companies. Subject to applicable statutory and regulatory limitations, assets of the Fund may be invested in shares of other investment companies. The Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold securities of non-U.S. issuers.

Prospectus  May 1, 1998



CITIFUNDS-SM- EMERGING ASIAN MARKETS EQUITY PORTFOLIO



This Prospectus describes CitiFunds-SM- Emerging Asian Markets Equity Portfolio, a diversified mutual fund in the CitiFunds Family of Funds. Citibank, N.A. is the investment adviser.



UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A PORTFOLIO WITH THE SAME INVESTMENT OBJECTIVE AND POLICIES. SEE "SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE" ON PAGE 12.



This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated the date of this Prospectus (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Fund may be made, by contacting the investor's Shareholder Servicing Agent or by calling 1-800-625-4554. The Statement of Additional Information and other related materials are available on the SEC's Internet web site (http:\\www.sec.gov).


------------------------------------------------------------------------------


REMEMBER THAT SHARES OF THE FUND:



    - ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY;



    - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES;



    - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS



 Prospectus Summary                                                            3

 ...............................................................................


 Expense Summary                                                               5

 ...............................................................................


 Condensed Financial Information                                               6

 ...............................................................................


 Investment Information                                                        8

 ...............................................................................


 Risk Considerations                                                          10

 ...............................................................................


 Valuation of Shares                                                          13

 ...............................................................................


 Purchases                                                                    14

 ...............................................................................


 Exchanges                                                                    14

 ...............................................................................


 Redemptions                                                                  15

 ...............................................................................


 Dividends and Distributions                                                  16

 ...............................................................................


 Management                                                                   16

 ...............................................................................


 Tax Matters                                                                  20

 ...............................................................................


 Performance Information                                                      21

 ...............................................................................


 General Information                                                          21

 ...............................................................................


 Appendix A -- Permitted Investments and Investment Practices                 24

 ...............................................................................


 Appendix B -- Certain Information about Emerging Asia Countries              26

 ...............................................................................

PROSPECTUS SUMMARY



See the body of the Prospectus for more information on the topics discussed in this summary.



THE FUND: This Prospectus describes CitiFunds Emerging Asian Markets Equity Portfolio (the "Fund"). The Fund is a diversified mutual fund.



INVESTMENT OBJECTIVE AND POLICIES: The Fund's objective is long-term capital growth; dividend income, if any, is incidental to this investment objective. Through Emerging Asian Markets Equity Portfolio (the "Portfolio"), the Fund invests primarily in equity securities of companies in Asian countries with emerging markets and developing economies, including the Philippines, Malaysia, Indonesia, Thailand, South Korea, Taiwan, the People's Republic of China, India, Pakistan, Sri Lanka and Vietnam. Because the Fund invests through the Portfolio, all references in this Prospectus to the Fund include the Portfolio, except as otherwise noted.



INVESTMENT ADVISER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Adviser"), a wholly-owned subsidiary of Citicorp, is the investment adviser. Citibank and its affiliates manage more than $88 billion in assets worldwide. CFBDS, Inc. ("CFBDS" or the "Distributor") is the distributor of shares of the Fund. See "Management."



PURCHASES AND REDEMPTIONS: Customers of Shareholder Servicing Agents may purchase and redeem shares of the Fund on any day the New York Stock Exchange is open for trading. See "Purchases" and "Redemptions."



PRICING: Shares of the Fund are purchased and redeemed at net asset value, without a sales load or redemption fees. Shares are subject to a distribution fee at the annual rate of 0.10% of the average daily net assets of the Fund. See "Purchases" and "Management -- Distribution Arrangements."



EXCHANGES: Shares may be exchanged for shares of the CitiSelect-Registered Trademark- Portfolios and certain other CitiFunds. See "Exchanges."



DIVIDENDS: Dividends, if any, are declared and paid semi-annually. Net capital gains, if any, are distributed annually. See "Dividends and Distributions."



REINVESTMENT: All dividends and capital gains distributions may be received either in cash or in Fund shares at net asset value, subject to the policies of a shareholder's Shareholder Servicing Agent. See "Dividends and Distributions."



WHO SHOULD INVEST: The Fund is designed for investors seeking long-term capital growth who are willing to commit a portion of their assets to non-U.S. investment and for whom current income is not a primary consideration. The Fund is designed for investors who, while seeking above-average growth, are willing to accept the risks of potential loss and volatility associated with investment in issuers within a specific region and relatively few countries, and the heightened risks and volatility associated with investment in issuers in countries with emerging markets and developing economies.



RISK FACTORS: There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. Equity securities fluctuate in value based on many factors, including actual and anticipated earnings, changes in management, political and economic developments and the potential for takeovers and acquisitions. The value of debt securities generally fluctuates based on changes in the actual and perceived creditworthiness of issuers. Also, the value of debt securities generally goes down when interest rates go up, and vice versa. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.



The Fund invests primarily in securities of non-U.S. issuers. The special risks of investing in non-U.S. securities include possible adverse political, social and economic developments abroad, differing regulations to which non-U.S. issuers are subject and different characteristics of non-U.S. economies and markets. The Fund's non-U.S. securities often will trade in non-U.S. currencies, which can be volatile and may be subject to governmental controls or intervention. Many of the currencies of countries in which the Fund invests have recently experienced extreme volatility relative to the U.S. dollar, including periods of devaluation. Changes in non-U.S. currency values will affect the Fund's earnings and gains and losses realized on sales of securities, as well as the Fund's net asset value. In addition, securities of non-U.S. issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.



The Fund invests in securities of issuers in developing countries. Investors in the Fund should be able to assume the heightened risks and volatility associated with investment in developing countries, including greater risks of expropriation, confiscatory taxation and nationalization and less social, political and economic stability; smaller (and, in many cases, new) markets resulting in price volatility and illiquidity; national policies which may restrict investment opportunities; and the absence of developed legal structures. An investment in the Fund will be more susceptible to political and economic factors affecting issuers in its region and the particular countries in which it invests.



Certain investment practices, such as the use of forward non-U.S. currency exchange contracts, also may entail special risks. Investors should read "Risk Considerations" for more information about risk factors.

EXPENSE SUMMARY



The following table summarizes estimated shareholder transaction and annual operating expenses for shares of the Fund and the Portfolio.* For more information on costs and expenses, see "Management" -- page 16 and "General Information -- Expenses" -- page 23.



                                                                        CITIFUNDS
                                                                   EMERGING ASIAN
                                                                   MARKETS EQUITY
                                                                        PORTFOLIO
---------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                                             None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Management Fees                                                             1.00%
12b-1 Fees (after fee waivers and reimbursements)(1)(2)                     0.10%
Other Expenses
  Administrative Services Fees (after fee waivers and
   reimbursements)(2)                                                       0.30%
  Shareholder Servicing Agent Fees                                          0.25%
  Other Operating Expenses (3)                                              0.20%
---------------------------------------------------------------------------------
Total Fund Operating Expenses (2)                                           1.85%
---------------------------------------------------------------------------------



* This table is intended to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers and reimbursements. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at these levels.


(1) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


(2) Absent fee waivers and reimbursements, 12b-1 fees would be 0.15%, administrative services fees would be 0.35% and total fund operating expenses would be 1.95%. The foregoing 12b-1 fees assume a 0.05% charge for print or electronic media expenses. The foregoing total operating expense assumes an expected 0% interest expense.


(3) CFBDS has agreed to pay the ordinary operating expenses of the Fund, subject to certain exceptions. CFBDS receives a fee from the Fund. See "General Information -- Expenses."



EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period indicated below.



                                                    ONE  THREE   FIVE    TEN
                                                   YEAR  YEARS  YEARS  YEARS
----------------------------------------------------------------------------
CITIFUNDS EMERGING ASIAN MARKETS EQUITY PORTFOLIO  $19   $ 58   $100   $217
----------------------------------------------------------------------------



The Example assumes that all dividends are reinvested and reflects certain voluntary fee waivers. Expenses are based on the Fund's fiscal year ended December 31, 1997. If waivers were not in place, the amounts in the example would be $21, $64, $109 and $236 for the Fund. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION



The following table provides condensed financial information about the Fund for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Fund's Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, have been audited by Price Waterhouse LLP, independent accountants on behalf of CitiFunds Emerging Asian Markets Equity Portfolio (formerly Landmark Emerging Asian Markets Equity Fund). The report of Price Waterhouse LLP is included in the Fund's Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Shareholder Servicing Agent or by calling 1-800-625-4554.



   CITIFUNDS EMERGING ASIAN MARKETS EQUITY PORTFOLIO -- FINANCIAL HIGHLIGHTS



                                                                                  AUGUST 23, 1995
                                                                                  (COMMENCEMENT OF
                                                           YEAR ENDED              OPERATIONS) TO
                                                          DECEMBER 31,              DECEMBER 31,
                                                       1997           1996              1995
--------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                  $10.14         $10.00              $10.00
--------------------------------------------------------------------------------------------------
Income from Operations:
  Net investment income (loss)                        (0.056)         0.010+              0.026
  Net realized and unrealized gain (loss)             (6.424)         0.130+++               --
--------------------------------------------------------------------------------------------------
    Total from investment operations                   (6.48)         0.140               0.026
--------------------------------------------------------------------------------------------------
Less Distributions:
  From net investment income                              --             --              (0.026)
--------------------------------------------------------------------------------------------------
    Total from distributions                              --             --              (0.026)
--------------------------------------------------------------------------------------------------
Net Asset Value, end of period                         $3.66         $10.14              $10.00
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)             $1,682        $10,585              $5,969
Ratio of expenses to average net assets(A)              1.95#          1.01%               0.00%
Ratio of net investment income (loss) to average
net assets                                             (0.40)%         0.16%               1.50%*
Total return                                          (63.91)%         1.40%               0.26%**
NOTE: IF AGENTS OF THE FUND FOR THE PERIODS INDICATED HAD NOT VOLUNTARILY
WAIVED ALL OF THEIR FEES AND HAD THE EXPENSE FEES AGREEMENT BEEN IN EFFECT
THE ENTIRE PERIOD THE NET INVESTMENT INCOME (LOSS) PER SHARE AND THE RATIOS
WOULD HAVE BEEN AS FOLLOWS:
Net investment income per share                      $(0.067)       $(0.024)+           $(0.046)
RATIOS:
Expenses to average net assets(A)                       2.03%          1.85%               1.85%
Net investment income (loss) to average net assets     (0.48)%        (0.68)%             (0.35)%*

*  Annualized.


** Not annualized.


# Ratio of expenses to average net assets excluding interest expense would be 1.85%.


+ The per share amounts were computed using a monthly average number of shares outstanding during the period.


++ The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period due to the timing of sales of Fund shares in relation to fluctuating market values of the investments.


(A) Includes the Fund's share of the Portfolio's allocated expenses.

INVESTMENT INFORMATION



INVESTMENT OBJECTIVE: The investment objective of the Fund is long-term capital growth. Dividend income, if any, is incidental to this investment objective.



The investment objective of the Fund may be changed by its Trustees without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objective.



INVESTMENT POLICIES: The Fund seeks its objective by investing mainly in equity securities of issuers located in Asian countries with emerging markets and developing economies. These countries include the Philippines, Malaysia, Indonesia, Thailand, South Korea, Taiwan, the People's Republic of China, India, Pakistan, Sri Lanka and Vietnam. These countries are called, collectively, "Emerging Asia Countries." Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of issuers in at least three Emerging Asia Countries. For purposes of this policy, equity securities are defined as common stock, securities convertible into common stock, and trust or limited partnership interests, and include securities purchased directly or in the form of sponsored American Depositary Receipts, European Depositary Receipts or other similar securities representing common stock of non-U.S. issuers.



An issuer is deemed to be "located in" or "in" a particular country if it meets at least one of the following tests: (i) the issuer's securities are principally traded in the country's markets; (ii) the issuer's principal offices or operations are located in the country; or (iii) the issuer derives at least 50% of its revenues from goods or services sold or manufactured in the country.



In selecting common stocks for the Fund the Adviser emphasizes equity securities of companies that, in the opinion of the Adviser, offer the potential for sustainable growth in earnings. The Fund may invest in companies with small, medium and large market capitalizations. The Adviser may also select other securities which it believes provide an opportunity for appreciation, such as fixed income securities, convertible and non-convertible bonds, preferred stock and warrants. The Fund's assets usually consist of issues listed on securities exchanges.



Appendix B includes additional information concerning Emerging Asia Countries. All of these countries are considered developing and, in general, have new and limited or restricted securities markets.



The Adviser believes that the economies of the Emerging Asia Countries, although currently experiencing many economic challenges, could return to above average rates of economic growth within a few years. The Adviser also believes that investing in the Fund may provide effective diversification for a portfolio invested in United States and developed international markets, because emerging markets generally have not moved in sync with more developed international markets over the long-term.

Investors should keep in mind, however, that Emerging Asia Countries recently have been and may continue to be subject to severe political, social and economic setbacks. The setbacks in these markets may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic setbacks could continue to disrupt financial markets in which the Fund invests and adversely affect the value of the Fund's assets.



In recent months, there has been extraordinary economic turmoil in Emerging Asia Countries. In late 1997, a number of the Emerging Asia Countries suffered currency devaluations, equity market downturns, and other detrimental economic events, leading several countries to request and receive assistance from the International Monetary Fund. The International Monetary Fund has provided assistance in exchange for assurances of financial reform. There can be no assurance that these reforms will occur. Economic turmoil may continue in the region and may negatively impact the Fund's return and the value of the Fund's shares. See Appendix B on page 26.



CERTAIN ADDITIONAL INVESTMENT POLICIES:



Temporary Investments. For temporary defensive purposes, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.



Other Permitted Investments. For more information regarding the Fund's permitted investments and investment practices, see Appendix A -- Permitted Investments and Investment Practices on page 24. The Fund will not necessarily invest or engage in each of the investments and investment practices in Appendix A but reserves the right to do so.



Investment Restrictions. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Fund, including a limitation that the Fund may borrow from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Except as otherwise indicated, the Fund's investment objective and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.



Portfolio Turnover. Securities of the Fund will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the fiscal years ended December 31, 1996 and 1997, the turnover rates for the Fund were 73% and 72%, respectively. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.



Brokerage Transactions. The primary consideration in placing the Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.



RISK CONSIDERATIONS



The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.



Changes in Net Asset Value. The Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. During periods of rising interest rates the value of debt securities generally declines, and during periods of falling rates the value of these securities generally increases. Changes by recognized rating agencies in the rating of any debt security, and actual or perceived changes in an issuer's ability to make principal or interest payments, also affect the value of these investments.



Credit Risk of Debt Securities. Investors should be aware that securities offering above average yields may at times involve above average risks. Securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group and equivalent securities may have speculative characteristics. Adverse economic or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade obligations.



Non-U.S. Securities. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Fund.

Prices at which the Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund.



Because non-U.S. securities often are denominated in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. Currencies of the Emerging Asia Countries can be more volatile than those of developed countries. Certain of these currencies recently have experienced a significant devaluation relative to the U.S. dollar, causing the value of investments in such countries to drop significantly in U.S. dollar terms. In particular, Thailand, Indonesia, the Philippines and South Korea have experienced currency crises and have sought assistance from the International Monetary Fund. In addition, some Emerging Asia Countries have fixed or managed currencies which are not free-floating against the U.S. dollar. A government's failure to maintain such a fixed currency may lead to volatility in currency values.



The Fund invests its assets in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in issuers in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.



Equity securities traded in certain foreign countries, including Emerging Asia Countries, may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Rapid increases in money supply in certain countries may result in speculative investment in equity securities which may contribute to volatility of trading markets.



The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those attributable to U.S. investing. As a result, the operating expense ratio of the Fund is expected to be higher than that of an investment company investing exclusively in U.S. securities.



Smaller Companies. Investors in the Fund should be aware that the securities of companies with small market capitalizations and securities of certain growth companies may have more risks than the securities of other companies. Small capitalization companies and certain growth companies may be more susceptible to market downturns or setbacks because such companies may have limited product lines, markets, distribution channels, and financial and management resources. Further, there is often less publicly available information about small capitalization companies and many growth companies than about more established companies. As a result of these and other factors, the prices of securities issued by small capitalization companies and some growth companies may be volatile.



Regional Concentration. The Fund invests primarily in issuers located in Emerging Asia Countries. Investors in the Fund may therefore be subject to greater risk and volatility than investors in funds with more geographically diverse portfolios. In addition, the Fund will be susceptible to political and economic factors affecting issuers in countries within the Asia-Pacific region and in the specific countries in which it invests. Because many of the Emerging Asia Countries are trading partners, political and economic setbacks in a particular Emerging Asia Country in which the Fund invests may lead to market instability and a lack of investor confidence in other Emerging Asia Countries. During 1997, events in a number of Emerging Asia Countries highlighted the financial interdependence of the region and demonstrated that negative financial events in one country may have far-reaching negative effects throughout the region. The devaluation of the Thai currency caused a wave of currency devaluations and other detrimental economic events in many Emerging Asia Countries. See Appendix B for additional information about Emerging Asia Countries.



Investment Practices. Certain of the investment practices employed for the Fund may entail additional risks as described in Appendix A. See Appendix A -- Permitted Investments and Investment Practices on page 24.



Special Information Concerning Investment Structure. The Fund does not invest directly in securities. Instead, the Fund invests all of its investable assets in the Portfolio, which is a mutual fund having the same investment objective and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with its objective and policies. Of course, there can be no assurance that the Fund or the Portfolio will achieve its objective. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio. The Fund may withdraw its investment in the Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If the Fund were to withdraw its investment in the Portfolio the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another mutual fund or pooled investment vehicle having the same investment objective and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.



The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.



Certain investment restrictions of the Portfolio cannot be changed without approval by the investors in the Portfolio. These policies are described in the Statement of Additional Information. When the Fund is asked to vote on matters concerning the Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will hold a shareholder meeting and vote in accordance with shareholder instructions. Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.



The Portfolio may sell interests to investors in addition to the Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment returns for all investors in funds investing in the Portfolio may not be the same. The differences in returns are also present in other mutual fund structures.



Information about other holders of interests in the Portfolio is available from the Fund's distributor, CFBDS, at (617) 423-1679.



VALUATION OF SHARES



Net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of the Fund (including the Fund's interest in the Portfolio), then subtracting the Fund's liabilities, and then dividing the result by the number of the Fund's outstanding shares. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.



Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Non-U.S. securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Given the non-U.S. nature of the Fund's investments, trading may take place in securities held by the Fund on days that are not Business Days and on which it will not be possible to purchase or redeem shares of the Fund.



PURCHASES



Shares of the Fund are offered continuously and may be purchased on any Business Day at the public offering price. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Distributor. The Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.



Shares may be purchased either through a securities broker which has a sales agreement with the Distributor or through a bank or other financial institution which has an agency agreement with the Distributor. Such a bank or financial institution will receive transaction fees that are equal to the commissions paid to securities brokers. Shares of the Fund are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement concerning the Fund). A securities broker may receive both commissions and shareholder servicing fees. Each Shareholder Servicing Agent is required to promptly forward orders for Fund shares to the Distributor.



Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which will be the shareholder of record of the Fund. Each Shareholder Servicing Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent.



Shareholder Servicing Agents will not transmit purchase orders to the Distributor unless they are in proper form.



EXCHANGES



Shares may be exchanged for shares of the CitiSelect Portfolios and certain other CitiFunds that are made available by a shareholder's Shareholder Servicing Agent, or may be acquired through an exchange of shares of those funds.



Shareholders must place exchange orders through their Shareholder Servicing Agents, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Distributor. See "Valuation of Shares."

This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by Securities and Exchange Commission rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the funds to be acquired through the exchange.



An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.



REDEMPTIONS



Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by a shareholder's Shareholder Servicing Agent. Shareholders may redeem shares of the Fund only by authorizing their Shareholder Servicing Agents to redeem such shares on their behalf through the Distributor.



A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.



Redemptions by Mail. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by a shareholder's Shareholder Servicing Agent) to their Shareholder Servicing Agents. Shareholders are responsible for ensuring that a request for redemption is in proper form.



Redemptions by Telephone. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.



Payment of Redemptions. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received.

In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Redemption Information" in the Statement of Additional Information regarding the Fund's right to pay the redemption price in kind with securities (instead of cash).



Questions about redemption requirements should be referred to the shareholder's Shareholder Servicing Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.



DIVIDENDS AND DISTRIBUTIONS



Substantially all of the Fund's net income from dividends and interest, if any, is paid to its shareholders of record as a dividend semiannually on or about the last day of June and December.



The Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. The Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.



Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares issued at net asset value.



MANAGEMENT



TRUSTEES AND OFFICERS: The Fund is supervised by a Board of Trustees. The Portfolio is also supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Adviser. In addition, a majority of the disinterested Trustees of the Fund are different from a majority of the disinterested Trustees of the Portfolio. More information on the Trustees and officers of the Fund and the Portfolio appears under "Management" in the Statement of Additional Information.



INVESTMENT ADVISER: CITIBANK. The Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York, New York 10043. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.

Citibank manages the Fund's assets pursuant to an Investment Advisory Agreement. Subject to policies set by the Trustees, Citibank makes investment decisions for the Fund.



Shern Liang Tan, who is based in Citibank's Singapore office, is the manager of the Fund. Mr. Tan, who has been a manager of the Fund since 1996, has responsibilities which include managing accounts invested in industrial and emerging Asia-Pacific equities. He joined Citibank in 1989.



Management's discussion of the Fund's performance is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by contacting their Shareholder Servicing Agents.



Advisory Fees. For its services under the Investment Advisory Agreement, the Adviser receives an investment advisory fee of 1.00%, which is accrued daily and paid monthly, of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. This investment advisory fee is higher than the investment advisory fees currently being paid by most investment companies in general. The Trustees of the Fund have determined that the 1.00% investment advisory fee is reasonable in light of the Fund's investment policy of investing primarily in non-U.S. securities.



For the fiscal year ended December 31, 1997, the investment advisory fee paid to Citibank, after waivers, was 0.97% of the Fund's average daily net assets for that fiscal year.



Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.



Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Investment Advisory Agreement and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or a Shareholder Servicing Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.



ADMINISTRATIVE SERVICES PLANS: The Fund and the Portfolio have Administrative Services Plans which provide that the Fund and the Portfolio may obtain the services of an administrator, a transfer agent, a custodian, and, in the case of the Fund, one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the total of the fees paid to the Fund's Administrator and Shareholder Servicing Agents may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. This limitation does not include any amounts payable under the Distribution Plan for shares of the Fund. Within this overall limitation, individual fees may vary. Under the Portfolio's Administrative Services Plan, fees paid to the Portfolio's Administrator may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. See "Administrators," "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant."



ADMINISTRATORS: CFBDS and Signature Financial Group (Cayman) Ltd. ("SFG") provide certain administrative services to the Fund and the Portfolio under administrative services agreements. These administrative services include providing general office facilities, supervising the overall administration of the Fund and the Portfolio, and providing persons satisfactory to the Boards of Trustees to serve as Trustees and officers of the Fund and Portfolio. These Trustees and officers may be directors, officers or employees of CFBDS, SFG or their affiliates.



For these services, the Administrators receive fees accrued daily and paid monthly of 0.30% of the average daily net assets of the Fund and 0.05% of the average daily net assets of the Portfolio, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However, each of the Administrators has voluntarily agreed to waive a portion of the fees payable to it as necessary to maintain the projected rate of total operating expenses. CFBDS has agreed to pay certain expenses of the Fund. SFG has agreed to pay certain expenses of the Portfolio. See "General Information -- Expenses."



CFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc.



SUB-ADMINISTRATOR: Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Fund and Portfolio as from time to time are agreed upon by Citibank and CFBDS or SFG. Citibank's compensation as sub-administrator is paid by CFBDS or SFG.

SHAREHOLDER SERVICING AGENTS: The Fund has entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.



Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees.



TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent, and custodian for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees. State Street also provides fund accounting services and calculates the daily net asset value for the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.



DISTRIBUTION ARRANGEMENTS: CFBDS, 21 Milk Street, Boston, Massachusetts 02109, (telephone (617) 423-1679), is the Distributor of the Fund's shares and also serves as a Shareholder Servicing Agent for certain investors. CFBDS receives distribution fees from the Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.



The Fund's Distribution Plan provides that the Fund will pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.10% of the average daily net assets of the Fund. The Plan also permits the Fund to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets of the Fund) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of shares. The Fund did not pay anything under this provision during 1997 and does not anticipate doing so during the current fiscal year.



The Distributor uses the distribution fees under the Plan to offset the Fund's marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the Distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses. The Fund and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Plan and the purposes for which the expenditures were made.



During the period they are in effect, the Plan and related Distribution Agreement obligate the Fund to pay distribution fees to CFBDS as compensation for its distribution activities, not as reimbursement for specific expenses incurred. Thus, even if CFBDS's expenses exceed its distribution fees for the Fund, the Fund will not be obligated to pay more than those fees and, if CFBDS's expenses are less than such fees, it will retain its full fees and realize a profit. The Fund will pay the distribution fees to CFBDS until either the Plan or Distribution Agreement is terminated or not renewed. In that event, CFBDS's expenses in excess of distribution fees received or accrued through the termination date will be CFBDS's sole responsibility and not obligations of the Fund.



TAX MATTERS



This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.



The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes.



Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from the Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long shares of the Fund have been held. Such long-term net capital gains will generally be taxable to shareholders as if the shareholders had directly realized gains from the same sources from which they were realized by the Fund.



Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



The Fund may pay withholding or other taxes to non-U.S. governments during the year. These taxes will reduce the Fund's dividends; however, shareholders generally will receive deemed dividends equal to the amount of such taxes and then, subject to applicable limitations, may be able to claim a tax credit or itemized deduction for non-U.S. taxes paid by the Fund.



By January 31 of each year, the Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.

Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.



PERFORMANCE INFORMATION



Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.



The Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share, and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.



The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.



Of course, any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.



GENERAL INFORMATION



ORGANIZATION: The Fund is a series of CitiFunds International Trust, a Massachusetts business trust that was organized on August 7, 1990. The Trust is also an open-end management investment company registered under the 1940 Act. Prior to March 2, 1998, the Fund was called Landmark Emerging Asian Markets Equity Fund. Prior to January 7, 1998, CitiFunds International Trust was called Landmark International Funds.

The Fund is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the mutual fund and not more than 10% of the voting securities of the issuer.



Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.



The Portfolio is a series of The Premium Portfolios, a trust organized under the laws of the State of New York. The Declaration of Trust of The Premium Portfolios provides that the Fund and the other entities investing in the Portfolio are each liable for all obligations of the Portfolio. It is not expected that the liabilities of the Portfolio would ever exceed its assets.



VOTING AND OTHER RIGHTS: CitiFunds International Trust may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of CitiFunds International Trust have equal voting rights except that, in matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.



At any meeting of shareholders of the Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.



As a Massachusetts business trust, CitiFunds International Trust is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in the Fund's or Portfolio's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund.



CERTIFICATES: The Fund's Transfer Agent maintains a share register for shareholders of record, i.e., Shareholder Servicing Agents. Share certificates are not issued.



RETIREMENT PLANS: Investors may be able to establish new accounts in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Shareholder Servicing Agents and tax and retirement advisers.

EXPENSES: CFBDS has agreed to pay the Fund's ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs and expenses and excluding the fees paid under the Fund's Investment Advisory Agreement, Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements). CFBDS receives a fee from the Fund, in addition to the administrative services and distribution fees, estimated and accrued daily and paid monthly in an amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund would not on a per annum basis exceed an agreed upon rate, currently 1.85% of the Fund's average daily net assets. For the fiscal year ended December 31, 1997, CFBDS paid expenses of the Fund in the amount of $14,018, and the Fund paid CFBDS under this agreement the amount of $87,605. For that fiscal year, the total expenses of the Fund were 1.85% of its average daily net assets.



The agreement of CFBDS to pay the ordinary operating expenses of the Fund, as well as the obligation of the Fund to pay the corresponding fee to CFBDS, may be terminated by either CFBDS or the Fund upon not less than 30 days nor more than 60 days written notice.



YEAR 2000: The Fund could be adversely affected if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1, 2000. The Fund, and its service providers, are making efforts to resolve any potential Year 2000 issues. While it is likely that these efforts will be successful, the failure to implement any necessary modifications to computer systems used by the Fund or its service providers could result in an adverse impact on the Fund.



Counsel and Independent Auditors: Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, is counsel for the Fund. Price Waterhouse LLP, located at 160 Federal Street, Boston, MA 02110, serves as independent auditor for the Fund.

----------------------------------------------------------------


The Statement of Additional Information dated the date hereof contains more detailed information about the Fund and the Portfolio, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers, Adviser and Administrators, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, and (vi) the determination of net asset value.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A



PERMITTED INVESTMENTS AND
INVESTMENT PRACTICES



Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.



Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.



Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, the Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by the Fund would not exceed 1/3 of the Fund's net assets.



In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or reverse repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.



Rule 144A Securities. The Fund may purchase restricted securities that are not registered for sale to the general public. If the Adviser determines that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Private Placements and Illiquid Investments. The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



"When-Issued" Securities. In order to ensure the availability of suitable securities, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.



Currency Exchange Contracts. Forward currency exchange contracts may be entered into for the Fund for the purchase or sale of non-U.S. currency for hedging purposes against adverse rate changes or otherwise to achieve the Fund's investment objective. A currency exchange contract allows a definite price in dollars to be fixed for securities of non-U.S. issuers that have been purchased or sold (but not settled) for the Fund. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.



Short Sales "Against the Box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline. Not more than 40% of the Fund's total assets would be involved in short sales "against the box."

Depositary Receipts for Securities of Non-U.S. Issuers. American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.



Other Investment Companies. Subject to applicable statutory and regulatory limitations, assets of the Fund may be invested in shares of other investment companies. The Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold securities of non-U.S. issuers.



APPENDIX B



CERTAIN INFORMATION ABOUT
EMERGING ASIA COUNTRIES



Under normal circumstances, at least 65% of the assets of the Fund will be invested in securities of issuers located in Emerging Asia Countries. "Emerging Asia Countries" include the Philippines, Malaysia, Indonesia, Thailand, South Korea, Taiwan, the People's Republic of China, India, Pakistan, Sri Lanka and Vietnam. Accordingly, investors in the Fund should be aware of the special factors affecting investment in Emerging Asia Countries.



In recent months, there has been extraordinary economic turmoil in Emerging Asia Countries. In July, 1997, Thailand ceased maintaining a fixed exchange rate linked to the U.S. dollar. As a result, the Thai currency drastically devalued as compared to the U.S. dollar. The Thai currency crisis spread to other Emerging Asia Countries, resulting in devaluations of virtually all of the currencies of the Emerging Asia Countries. Exchange rate volatility in turn caused extreme volatility in the equity markets of Emerging Asia Countries. Since July, 1997, investors in equity markets in Emerging Asia Countries have experienced significant losses due to currency fluctuations, depreciation in equity securities and other detrimental economic events.



Several Emerging Asia Countries have requested and received assistance from the International Monetary Fund. The International Monetary Fund has provided assistance in exchange for assurances of financial reform. There can be no assurance that these reforms will occur. For example, Indonesia recently breached its reform agreements with the International Monetary Fund.

In certain Emerging Asia Countries economic difficulties and the intervention of the International Monetary Fund have threatened the political power of current government leaders and sparked social unrest. For example, in Indonesia there have been riots directed against the ethnic Chinese community. Economic, social, and political turmoil may continue in the region and may negatively impact the Fund's return and the value of the Fund's shares.



Political, Social and Economic Factors. Few of the Emerging Asia Countries have western-style or fully democratic governments. In many cases, the governments are authoritarian in nature and influenced by security forces. However, in some countries, new governments have been democratically elected and are functioning effectively. The issue of transition of power from one generation of leader to the next has caused uncertainty in certain Emerging Asia Countries. For example, sovereignty over Hong Kong was transferred from Great Britain to China on July 1, 1997, at which time Hong Kong became a Special Administrative Region of China. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years following the reversion, it is not clear how future developments in Hong Kong and China may affect this commitment. It is to be expected that the Hong Kong stock market will remain volatile in response to prevailing perceptions of political developments in China.



Disparities of wealth, among other factors, have led to social unrest in some of the Emerging Asia Countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India and Sri Lanka, have created social, economic and political problems.



Several of the Emerging Asia Countries have had or presently have hostile relationships with neighboring nations or have experienced internal insurgency resulting in instability. Thailand has experienced border battles with Laos and Cambodia, and India has engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea. China continues to claim sovereignty over Taiwan and the threat of armed conflict continues to exist with respect to the issue of the political reunification of the two countries. Finally, China possesses nuclear weapons capability and North Korea, its neighbor, has been alleged to be in the process of developing such a capability.



Economies of the Emerging Asia Countries differ unfavorably from the U.S. economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of certain of the Emerging Asia Countries may suffer from extreme debt burdens or inflation rates. Hyperinflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain Emerging Asia Countries.

The economies of most of the Emerging Asia Countries are heavily dependent upon trade and require foreign investment for continued development. They are accordingly affected by protective trade barriers and the economic conditions of their trade and investment partners, principally the United States, Japan and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Emerging Asia Countries. For example, revocation by the United States of China's "Most Favored Nation" status under United States international trade laws would adversely affect the trade and economic development of China and Hong Kong.



The economies of some of the Emerging Asia Countries, such as Indonesia and Malaysia, are vulnerable to weakness in world prices for their commodity exports, including crude oil. Other countries, such as Hong Kong and Taiwan, have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.



The economies of certain of the Emerging Asia Countries may be subject to risks related to the banking systems in those countries. Problems have arisen in certain banking systems due to excessive lending for the development of real property and a high proportion of nonperforming loans.



The stock markets in certain of the Emerging Asia Countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. For example, investments have been impeded in India because of that country's difficulties in processing and settling securities transactions. In China, the securities market is relatively new and the country has no securities laws of nationwide applicability. The corporate form of organization has only recently been permitted in China and fundamental corporate law tenets, such as limited liability, remain open to question. In addition, in certain countries such as Hong Kong and China, a small number of companies represent a large percentage of the market. In Hong Kong, a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate related businesses. Such concentrations, coupled with a low volume of trading relative to that in the United States may cause increased price volatility and illiquidity of securities. Furthermore, some markets, such as the Chinese securities markets, may be susceptible to being influenced by large investors trading significant blocks of securities.



Governments in certain of the Emerging Asia Countries participate in the local economy to a significant degree through ownership interests or regulation. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Also, in the Emerging Asia Countries, there may be the possibility of expropriations, confiscatory taxation, corruption, political, economic or social instability or diplomatic developments which could adversely affect assets of the Fund held in those countries.



Investment and Repatriation Restrictions. Foreign investment in the securities markets of several of the Emerging Asia Countries is restricted or controlled in varying degrees. These restrictions may limit or preclude investment in certain of the Emerging Asia Countries and may increase expenses of the Fund. In addition, the repatriation of both investment income and capital from several of the Emerging Asia Countries is subject to restrictions such as the need for certain government consents.



In India, Indonesia, South Korea, Malaysia, the Philippines, Singapore, Taiwan, and Thailand, the Fund may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Some Emerging Asia Countries limit the percentage foreign investors may own of their domestic issuers by requiring that such issuers issue two classes of shares, "local" and "foreign" shares. Foreign shares may be held only by investors that are not considered nationals or residents of that country and may be subject to restrictions on the right to receive dividends and other distributions or limited voting and other rights. The market for foreign shares is generally less liquid than the market for local shares, and foreign shares often trade at a premium to local shares. Currently, in China, the Fund may only invest in "B" shares, which are reserved for foreigners, of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, the two officially recognized securities exchanges in China.



The Fund may invest indirectly in the securities markets of certain of the Emerging Asia Countries through other investment funds due to restrictions on foreign investment. Investment in investment funds may involve the payment of management expenses and payment of substantial premiums above the value of such companies' portfolios and is subject to limitations under the 1940 Act and market availability. The Fund does not intend to invest in such funds unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium and expenses.



The Fund closely monitors applicable restrictions imposed by regulatory authorities in all of the Emerging Asia Countries and is authorized to make any permissible investment to the extent that such restrictions are lifted.



Other Factors. Investments in securities of issuers in the Emerging Asia Countries are subject to other factors, including those described under "Risk Factors."

                                                                    Statement of
                                                          Additional Information
                                                                     May 1, 1998



CITIFUNDS-SM- INTERNATIONAL EQUITY PORTFOLIO
CITIFUNDS-SM- EMERGING ASIAN MARKETS EQUITY PORTFOLIO



    CitiFunds-SM- International Equity Portfolio and CitiFunds-SM- Emerging Asian Markets Equity Portfolio (the "Funds") are separate series of CitiFunds-SM- International Trust (the "Trust"). The address and telephone number of the Trust are 21 Milk Street, Boston, MA 02109, (617) 423-1679. The Trust invests all of the investable assets of the Funds in, respectively, International Equity Portfolio and Emerging Asian Markets Equity Portfolio (the "Portfolios"), which are separate series of The Premium Portfolios (the "Portfolio Trust"). The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.


    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS


                                                                                                                      PAGE
                                                                                                                      -----
       1.  The Trust.............................................................................................           2
       2.  Investment Objectives.................................................................................           2
       3.  Description of Permitted Investments and Investment Practices.........................................           2
       4.  Investment Restrictions...............................................................................           8
       5.  Performance Information...............................................................................          10
       6.  Determination of Net Asset Value; Valuation of Securities; Additional Redemption Information..........          11
       7.  Management............................................................................................          12
       8.  Portfolio Transactions................................................................................          19
       9.  Description of Shares, Voting Rights and Liabilities..................................................          20
      10.  Certain Additional Tax Matters........................................................................          21
      11.  Independent Accountants and Financial Statements......................................................          23



    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectuses, dated May 1, 1998. This Statement of Additional Information should be read in conjunction with the Prospectuses, copies of which may be obtained by an investor without charge by contacting the Funds' distributor, CFBDS, Inc., at 21 Milk Street, Boston, MA 02109, (617) 423-1679.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                 1.  THE TRUST


    CitiFunds International Trust is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 7, 1990. The Trust was called Landmark International Equity Fund until its name was changed to Landmark International Funds effective May 5, 1995. Effective January 7, 1998, the Trust's name was changed to CitiFunds International Trust. This Statement of Additional Information describes CitiFunds International Equity Portfolio (the "International Equity Fund") and CitiFunds Emerging Asian Markets Equity Portfolio (the "Emerging Asian Markets Equity Fund"), which are separate diversified series of the Trust. Prior to March 2, 1998, the International Equity Fund was called Landmark International Equity Fund and the Emerging Asian Markets Equity Fund was called Landmark Emerging Asian Markets Equity Fund. References in this Statement of Additional Information to the "Prospectus" of each Fund are to the Prospectus, dated May 1, 1998.



    The Trust seeks the investment objective of the Funds by investing all of their investable assets in, respectively, the International Equity Portfolio and the Emerging Asian Markets Equity Portfolio. The Portfolios are separate series of The Premium Portfolios and are open-end, diversified management investment companies. Each Portfolio has the same investment objective and policies as its corresponding Fund. Because each Fund invests through its corresponding Portfolio, all references in this Statement of Additional Information to a Fund include that Fund's corresponding Portfolio, except as otherwise noted. In addition, references to the Trust include the Portfolio Trust, except as otherwise noted.



    Citibank, N.A. ("Citibank" or the "Adviser") is investment adviser to each Portfolio. The Adviser manages the investments of the Portfolios from day to day in accordance with each Portfolio's investment objective and policies. The selection of investments for the Portfolios and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.



    CFBDS, Inc. ("CFBDS" or the "Administrator"), the administrator of each Fund (the "Administrator"), and Signature Financial Group (Cayman) Ltd. ("SFG"), the administrator of each Portfolio (the "Portfolio Administrator"), supervise the overall administration of each Fund and each Portfolio, respectively. The Boards of Trustees of the Trust and the Portfolio Trust provide broad supervision over the affairs of the Funds and the Portfolios, respectively. Shares of the Funds are continuously sold by CFBDS, the Funds' distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Shares of the Funds are sold at net asset value. CFBDS may receive distribution fees from each Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").



                           2.  INVESTMENT OBJECTIVES



    The investment objective of each Fund is long-term capital growth. Dividend income, if any is incidental to this investment objective.


    The investment objective of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objective.


       3.  DESCRIPTION OF PERMITTED INVESTMENTS AND INVESTMENT PRACTICES



    Each Fund seeks its investment objective by investing all of its investable assets in its corresponding Portfolio, which has the same investment objective and policies as that Fund. Each Fund's Prospectus contains a discussion of the various types of securities in which that Fund and its Portfolio may invest and the risks involved in such investments. The following supplements the information contained in each Prospectus concerning the investment objective, policies and techniques of the applicable Fund and its Portfolio. Since the investment characteristics of a Fund will correspond directly to those of its Portfolio, the following is a supplementary discussion with respect to the Portfolios.

    As a non-fundamental policy, at least 65% of the value of the International Equity Portfolio's total assets will be invested in equity securities of issuers organized in at least three countries other than the United States. While the Portfolio Trust's policy is to invest the International Equity Portfolio's assets primarily in common stocks of companies organized outside the United States ("non-U.S. issuers") believed to possess better than average prospects for growth, appreciation may be sought in other types of securities, principally of non-U.S. issuers, such as fixed income securities, convertible and non-convertible bonds, preferred stocks and warrants, when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. There is no formula as to the percentage of assets that may be invested in any one type of security.

    The Emerging Asian Markets Equity Portfolio's policy is to invest mainly in equity securities of issuers located in Asian countries with emerging markets and developing economies. These countries include the Philippines, Malaysia, Indonesia, Thailand, South Korea, Taiwan, the People's Republic of China, India, Pakistan, Sri Lanka and Vietnam. These countries are called, collectively, "Emerging Asia Countries." Under normal circumstances, at least sixty-five percent of the Portfolio's total assets is invested in equity securities of issuers in at least three of the Emerging Asia Countries.


    The Trust may withdraw the investment of any Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would be invested in accordance with the investment policies described herein with respect to the applicable Portfolio. The policies described above and those described below are not fundamental and may be changed without shareholder approval.


REPURCHASE AGREEMENTS

    Each Portfolio may invest in repurchase agreements collateralized by securities in which that Portfolio may otherwise invest. Repurchase agreements are agreements by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Portfolio's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Portfolios are fully collateralized, with such collateral being marked to market daily.

RULE 144A SECURITIES


    The Portfolio Trust may purchase securities for each Portfolio that are not registered ("restricted securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Portfolio Trust does not invest more than 15% of each Portfolio's net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and restricted securities, unless the Trustees determine, based on the trading markets for the specific restricted security, that it is liquid. The Portfolio Trust's Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Portfolio Trust's Trustees, however, retain oversight and are ultimately responsible for the determinations.


SECURITIES OF NON-U.S. ISSUERS

    Each Portfolio will invest in securities of non-U.S. issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in

U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where a Portfolio's assets may be released prior to receipt of payments, may expose the Portfolios to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.


    American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Portfolios to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs and GDRs are subject to many of the same risks that apply to other investments in non-U.S. securities.



    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.


    The Portfolios may invest in securities of non-U.S. issuers that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

    The International Equity Portfolio may, and the Emerging Asian Markets Equity Portfolio will, invest its assets in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in issuers in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return and greater risks. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility;
(iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures.

CURRENCY EXCHANGE TRANSACTIONS

    Because each Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios may enter into currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies. The Portfolios may also enter into currency hedging transactions in an attempt to protect the value of their assets as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although each Portfolio's assets are valued daily in terms of U.S. dollars, the Portfolio Trust does not intend to convert the Portfolios' holdings of non-U.S. currencies into U.S. dollars on a daily basis.) The Portfolios do not currently intend to speculate in currency exchange rates or forward contracts.

    The Portfolios may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When a Portfolio enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Portfolio may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Portfolio's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. The Portfolios do not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts obligates a Portfolio to deliver an amount of non-U.S. currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Portfolio will be served.

    The Portfolios generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, a Portfolio will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Portfolio enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Portfolio will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Portfolio will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of a Portfolio's securities at the expiration of a forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Portfolio is obligated to deliver.

    Each Portfolio may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If a Portfolio purchases a put option on a non-U.S. currency and the value of the U.S. currency declines, the Portfolio will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where a Portfolio anticipates investing in securities traded in such currency, the Portfolio may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to a Portfolio from purchases of non-U.S. currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in non-U.S. currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

    Each Portfolio may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where a Portfolio anticipates a decline in the value of the U.S. dollar value of a non-U.S. security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Portfolio will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a non-U.S. security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on non-U.S. currencies written by a Portfolio will be covered by segregation of cash, short-term money market instruments or high quality debt securities in an account with the custodian in an amount sufficient to discharge the Portfolio's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other currency remains constant, and thus will reduce the value of the receipts covering such securities. A Portfolio may employ any of the above described non-U.S. currency hedging techniques to protect the value of its assets invested in depositary receipts.

    Each Portfolio's dealings in non-U.S. currency contracts are limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions and does not do so unless deemed appropriate by the Adviser. It should also be realized that these methods of protecting the value of a Portfolio's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    Each Portfolio has established procedures consistent with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Since those policies currently recommend that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Portfolio expects always to have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk.

SHORT SALES "AGAINST THE BOX"

    In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Portfolio, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position is maintained for the Portfolio by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities is maintained in a segregated account for the Portfolio. These securities constitute the Portfolio's long position.


    The Portfolios do not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolios endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


    The Adviser does not expect that more than 40% of each Portfolio's total assets would be involved in short sales against the box. The Adviser does not currently intend to engage in such sales.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides a Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer. If the Adviser determines to make loans, it is not intended that the value of the securities loaned by a Portfolio would exceed 33 1/3% of the value of its net assets.

WHEN-ISSUED SECURITIES

    Each Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, a Portfolio would take delivery of such securities. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolio expects always to have cash, cash equivalents or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Portfolios do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if the Adviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, a Portfolio would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation).


                          4.  INVESTMENT RESTRICTIONS


    The Trust, on behalf of each Fund, and the Portfolio Trust, on behalf of each Portfolio, each have adopted the following policies which may not be changed with respect to a Fund or a Portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of that Fund or that Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    No Portfolio or Fund may:

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow from banks in an amount not to exceed 1/3 of the current value of its respective net assets, including the amount borrowed (and no Portfolio or Fund may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Portfolio or the Fund, taken at market value). It is intended that a Fund or Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities.

        (2) Purchase any security or evidence of interest therein on margin, except that each Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.

        (3) Underwrite securities issued by other persons, except that all the assets of each Fund may be invested in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as those with respect to that Fund (a "Qualifying Portfolio") and except insofar as a Portfolio may technically be deemed an underwriter under the Securities Act in selling a security.

        (4) Make loans to other persons except (a) through the lending of its portfolio securities, but not in excess of 33 1/3% of a Fund's or Portfolio's net assets, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph 4 the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

        (5) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude any Fund or Portfolio from investing in futures contracts, and each Fund and Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund and the Portfolio).

        (6) With respect to 75% of a Fund's or Portfolio's total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's or the Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States); provided that, for purposes of this restriction the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and further provided that each Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

        (7) With respect to 75% of the total assets of a Fund or Portfolio, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund, except that all the assets of each Fund may be invested in a Qualifying Portfolio.

        (8) Concentrate its investments in any particular industry, but a Fund may invest all of its assets in a Qualifying Portfolio (except that positions in futures or options contracts shall not be subject to this restriction).

        (9) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.


    As an operating policy, each of the Funds will not invest more than 15% of its respective net assets in securities for which there is no readily available market. This policy is not fundamental and may be changed without shareholder approval.

    If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in a Fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for a Fund or Portfolio will not be considered a violation of policy.



                          5.  PERFORMANCE INFORMATION



    A total rate of return quotation for a Fund is calculated for any period by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.



    Any current yield quotation for a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period,
(b) subtracting 1 from the result, and (c) multiplying the result by 2.



    Set forth below is total rate of return information for shares of each Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested.



                                                                                                  REDEEMABLE VALUE
                                                                                                  OF A HYPOTHETICAL
                                                                                    ANNUALIZED    $1,000 INVESTMENT
                                                                                  TOTAL RATE OF     AT THE END OF
                                                                                      RETURN           PERIOD
                                                                                  --------------  -----------------
INTERNATIONAL EQUITY FUND
March 1, 1991 (commencement of operations) to December 31, 1997.................        5.75%         $   1,466
Five Years Ended December 31, 1997..............................................        7.92%         $   1,464
One Year Ended December 31, 1997................................................        5.15%         $   1,052

EMERGING ASIAN MARKETS EQUITY FUND
August 23, 1995 (commencement of operations) to December 31, 1997...............      (34.62)%        $     367
One Year Ended December 31, 1997................................................      (63.91)%        $     361


    Comparative performance information may be used from time to time in advertising shares of each Fund, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time a Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for a Fund may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past economic or financial conditions, developments and events. The Funds' advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including non-U.S. investments.


         6.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES;
                       ADDITIONAL REDEMPTION INFORMATION



    The net asset value per share of each Fund is determined each day during which the New York Stock Exchange is open for trading (a "Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of a Fund (including its interest in its Portfolio), then subtracting the liabilities of the Fund, and then dividing the result by the number of outstanding shares of the Fund. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of the Business Day on which such net asset value is determined.


    The value of each Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of its corresponding Fund is determined. The net asset value of a Fund's investment in the Portfolio in which it invests is equal to the Fund's pro rata share of the net assets of the Portfolio.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a non-U.S. exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.


    Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.


    Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premium.

    Subject to compliance with applicable regulations, the Trust and the Portfolio Trust have each reserved the right to pay the redemption price of shares of each Fund or beneficial interests in each Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.


    The Trust or the Portfolio Trust may suspend the right of redemption or postpone the date of payment for shares of each Fund or beneficial interests in each Portfolio more than seven days during any period when (a) trading in the markets the Fund or the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's or the Portfolio's investments or determination of its net asset value not reasonably practicable;
(b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.


                                 7.  MANAGEMENT


    The Trustees and officers of the Trust and the Portfolio Trust, their ages and their principal occupations during at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, Boston, Massachusetts. The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.


TRUSTEES OF THE TRUST


    PHILIP W. COOLIDGE*; 46 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.



    RILEY C. GILLEY; 71 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.



    DIANA R. HARRINGTON; 58 -- Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, The Highland Family of Funds (since March 1997). Her address is 120 Goulding Street, Holliston, Massachusetts.



    SUSAN B. KERLEY; 46 -- President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July 1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.



    C. OSCAR MORONG, JR.; 63 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.



    E. KIRBY WARREN; 63 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.



    WILLIAM S. WOODS, JR.; 77 -- Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.


TRUSTEES OF THE PORTFOLIO TRUST


    ELLIOTT J. BERV; 55 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.



    PHILIP W. COOLIDGE*; 46 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.



    MARK T. FINN; 54 -- President and Director, Delta Financial, Inc. (since June 1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

    C. OSCAR MORONG, JR.; 63 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.



    WALTER E. ROBB, III; 71 -- President, Benchmark Consulting Group, Inc. (since 1991); Principal, Robb Associates (Corporate Financial Advisors) (since
1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors)(since
1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.


OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST


    PHILIP W. COOLIDGE*; 46 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.



    CHRISTINE A. DRAPEAU*; 27 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).



    TAMIE EBANKS-CUNNINGHAM*; 25 -- Assistant Secretary of the Trust and the Portfolio Trust; Office Manager, Signature Financial Group (Cayman) Ltd. (since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, British West Indies.



    JOHN R. ELDER*; 49 -- Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since April 1995); Treasurer, CFBDS (since April 1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March 1995).



    LINDA T. GIBSON*; 32 -- Secretary of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since May 1992); Assistant Secretary, CFBDS (since October 1992).



    JOAN R. GULINELLO*; 42 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since October 1993); Secretary, CFBDS (since October 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October 1993).



    JAMES E. HOOLAHAN*; 51 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Senior Vice President, Signature Financial Group, Inc.



    SUSAN JAKUBOSKI*; 34 -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust and the Portfolio Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994). Her address is Suite 193, 12 Church St., Hamilton HM 11, Bermuda.



    MOLLY S. MUGLER*; 46 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.



    CLAIR TOMALIN*; 29 -- Assistant Secretary of the Trust and the Portfolio Trust; Office Manager, Signature Financial Group (Europe) Limited (since 1993). Her address is 117 Charterhouse Street, London ECIM 6AA.



    SHARON M. WHITSON*; 50 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Assistant Vice President, Signature Financial Group, Inc.



    JULIE J. WYETZNER*; 39 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.



    The Trustees and officers of the Trust and the Portfolio Trust also hold comparable positions with certain other funds for which CFBDS, SFG or their affiliates serve as the distributor or administrator.

    The following table shows Trustee compensation for the periods indicated.

                           TRUSTEE COMPENSATION TABLE


                                                                                 AGGREGATE
                                                            AGGREGATE        COMPENSATION FROM
                                                        COMPENSATION FROM   THE EMERGING ASIAN   TOTAL COMPENSATION
                                                        THE INTERNATIONAL     MARKETS EQUITY       FROM TRUST AND
TRUSTEE                                                  EQUITY FUND(1)           FUND(1)            COMPLEX(2)
-----------------------------------------------------  -------------------  -------------------  ------------------
H.B. Alvord(3).......................................       $     842            $     757           $   32,000
Philip W. Coolidge...................................       $       0            $       0           $        0
Riley C. Gilley......................................       $   1,668            $   1,887           $   50,000
Diana R. Harrington..................................       $   1,743            $   1,611           $   57,000
Susan B. Kerley......................................       $   1,753            $   1,613           $   59,000
C. Oscar Morong, Jr..................................       $   1,805            $   1,631           $   70,000
E. Kirby Warren......................................       $   1,682            $   1,592           $   50,000
William S. Woods, Jr.................................       $   3,742            $   1,609           $   58,000


------------------------


(1) For the fiscal year ended December 31, 1997.



(2) Information relates to the fiscal year ended December 31, 1997. Messrs. Coolidge, Gilley, Morong, Warren and Woods, and Mses. Harrington and Kerley are Trustees of 55, 31, 28, 28, 30, 29, and 29 funds or portfolios, respectively, in the family of open-end registered investment companies advised or managed by Citibank.



(3) Mr. Alvord retired as a Trustee on May 31, 1997.



    As of April 27, 1998, all Trustees and officers as a group owned less than 1% of each Fund's outstanding shares. As of the same date, more than 95% of the outstanding shares of each Fund were held of record by Citibank, N.A. or its affiliates as Shareholder Servicing Agents of the Fund for the accounts of their respective clients.



    The Declaration of Trust of each of the Trust and the Portfolio Trust provides that the Trust or the Portfolio Trust, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or the Portfolio Trust, as the case may be, unless, as to liability to the Trust, the Portfolio Trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or the Portfolio Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or the Portfolio Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


ADVISER

    Citibank manages the assets of each Portfolio pursuant to separate investment advisory agreements (the "Advisory Agreements"). Subject to such policies as the Board of Trustees of the Portfolio Trust may determine, the Adviser manages the securities of each Portfolio and makes investment decisions for each

Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting securities transactions for each Portfolio. Each Advisory Agreement will continue in effect as long as such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust or by a vote of a majority of the outstanding voting securities of the applicable Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

    Each Advisory Agreement provides that the Adviser may render services to others. Each Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio Trust when authorized either by a vote of a majority of the outstanding voting securities of the applicable Portfolio or by a vote of a majority of the Board of Trustees of the Portfolio Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.


    The Prospectus for each Fund contains a description of the fees payable to the Adviser for services under the Advisory Agreements. For the fiscal years ended December 31, 1995, 1996 and 1997, the fees paid to Citibank under the Advisory Agreement for the International Equity Portfolio, after fee waivers, were $345,632, $472,204 and $438,017, respectively. For the period August 23, 1995 (commencement of operations) to December 31, 1995 and for the fiscal years ended December 31, 1996 and 1997, the fees paid to Citibank under the Advisory Agreement for the Emerging Asian Markets Equity Portfolio, after waivers, were $0, $60,181 and $81,478, respectively.


ADMINISTRATOR


    Pursuant to administrative services agreements (the "Administrative Services Agreements"), CFBDS and SFG provide the Trust and the Portfolio Trust, respectively, with general office facilities and CFBDS and SFG supervise the overall administration of the Trust and the Portfolio Trust, respectively, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's or the Portfolio Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust or the Portfolio Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust or the Portfolio Trust. The Administrator and the Portfolio Administrator provide persons satisfactory to the Board of Trustees of the Trust or the Portfolio Trust to serve as Trustees and officers of the Trust and the Portfolio Trust, respectively. Such Trustees and officers, as well as certain other employees and Trustees of the Trust and the Portfolio Trust, may be directors, officers or employees of CFBDS, SFG or their affiliates.



    The Prospectus for each Fund contains a description of the fees payable to the Administrator and the Portfolio Administrator under the Administrative Services Agreements. For fiscal years ended December 31, 1995, 1996 and 1997, the fees paid by the International Equity Fund to CFBDS under the Administrative Services Agreement and a prior administrative services agreement, after waivers, were $29,605, $44,502 and $79,045, respectively. For the fiscal years ended December 31, 1995, 1996 and 1997, the fees paid by the International Equity Portfolio to SFG under the Administrative Services Agreement with the Portfolio Trust, after waivers, were $17,281, $13,247 and $0, respectively.



    For the period August 23, 1995 (commencement of operations) to December 31, 1995 and for the fiscal years ended December 31, 1996 and 1997, the fees paid by the Emerging Asian Markets Equity Fund to CFBDS under the Administrative Services Agreement, after waivers, were $0, $17,819 and $21,035, respectively. For the period August 23, 1995 (commencement of operations) to December 31, 1995 and for the fiscal years ended December 31, 1996 and 1997, the fees paid by the Emerging Asian Markets Equity Portfolio to SFG under the Administrative Services Agreement with the Portfolio Trust, after waivers, were $0, $525 and $0, respectively.



    The Administrative Services Agreement with the Trust provides that CFBDS may render administrative services to others. The Administrative Services Agreement with the Trust continues in effect with respect to each Fund if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the outstanding voting securities of the Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Trust also provides that neither CFBDS, as the Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Trust's Administrative Services Agreement.



    The Administrative Services Agreement with the Portfolio Trust provides that SFG may render administrative services to others. The Administrative Services Agreement with the Portfolio Trust terminates automatically if it is assigned and may be terminated without penalty by a vote of a majority of the outstanding voting securities of the Portfolio Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Portfolio Trust also provides that neither SFG, as the Portfolio Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Portfolio Trust's Administrative Services Agreement.



    CFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc. SFG is a company organized under the laws of the Cayman Islands. Its principal place of business is in George Town, Grand Cayman, British West Indies.



    Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Trust and the Portfolio Trust as from time to time are agreed upon by Citibank and, respectively, CFBDS and SFG. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the Trust's and the Portfolio Trust's organization, participation in the preparation of documents required for compliance by the Trust and the Portfolio Trust with applicable laws and regulations, the preparation of certain documents in connection with meetings of Trustees and shareholders, and other functions which would otherwise be performed by the Administrator. For performing such sub-administrative services, Citibank receives compensation as from time to time is agreed upon by CFBDS or SFG, not in excess of the amount paid to CFBDS or SFG for its services under the Administrative Services Agreements with the Trust and the Portfolio Trust. All such compensation is paid by CFBDS or SFG.


DISTRIBUTOR


    CFBDS serves as the Distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust with respect to each Fund. Unless otherwise terminated, the Distribution Agreement continues from year to year upon annual approval by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the applicable Fund, and in either case by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.



    The Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to shares of the Funds after concluding that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and its shareholders. The Distribution Plan provides that each Fund shall pay a monthly distribution fee to the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distributor receives the distribution fees for its services under the Distribution Agreement in connection with the distribution of Fund shares (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of shares). The Distributor may use all or any portion of such distribution fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.



    The Emerging Asian Markets Equity Fund is also permitted to pay the Distributor an additional monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets.



    The Distribution Plan also permits each Fund to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets of the Fund) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of shares.



    The Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). The Distribution Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated with respect to a Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities of the Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.



    As contemplated by the Distribution Plan, CFBDS acts as the agent of the Trust in connection with the offering of shares of each Fund pursuant to the Distribution Agreement. After the prospectuses and periodic reports of the Funds have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Funds to prospective investors. The Prospectus for each Fund contains a description of fees payable to the Distributor under the Distribution Agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, the fees paid to CFBDS under the Distribution Agreement and a prior distribution agreement with respect to the International Equity Fund were $29,605, $33,482 and $27,121, respectively, no portion of which was applicable to reimbursement for expenses incurred in connection with print or electronic media advertising. For the period August 23, 1995 (commencement of operations) to December 31, 1995 and for the fiscal years ended December 31, 1996 and 1997, the fees paid to CFBDS under the Distribution Agreement with respect to the Emerging Asian Markets Equity Fund, after waivers, were $0, $5,939 and $7,011, respectively. All of the foregoing amounts paid under the Distribution Plan were spent on printing and mailing expenses.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN


    The Trust has adopted an administrative services plan (the "Administrative Services Plan") after having concluded that there is a reasonable likelihood that the Administrative Services Plan will benefit each Fund and its shareholders. The Administrative Services Plan provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian, a fund accountant and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust's Administrative Services Plan, the total of the fees paid from each Fund to the Trust's Administrator and Shareholder Servicing Agents may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. For the International Equity Fund, distribution fees (other than any fee concerning electronic or media advertising) paid under the Distribution Plan are included in this percentage limitation. For the Emerging Asian Markets Equity Fund, this limitation does not include any amounts payable under the Distribution Plan. The Administrative Services Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Administrative Services Plan requires that the Trust provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Services Plan. The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees of the Trust or as to a Fund by a vote of a majority of the outstanding voting securities of the Fund. The Administrative Services Plan for a Fund may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.



    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent and a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for each Fund. The Trust, on behalf of each Fund, has also entered into a Custodian Agreement and a Fund Accounting Agreement with State Street pursuant to which custodial and fund accounting services, respectively, are provided for the Funds. See "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in each Prospectus for additional information, including a description of fees paid to the Shareholder Servicing Agents under the Servicing Agreements. For the fiscal years ended December 31, 1995, 1996 and 1997, the aggregate fees paid to Shareholder Servicing Agents under the Shareholder Servicing Agreements for the International Equity Fund, after waivers, were $74,013, $83,705 and $67,802, respectively. For the period August 23, 1995 (commencement of operations) to December 31, 1995 and for the fiscal years ended December 31, 1996 and 1997, the aggregate fees paid to Shareholder Servicing Agents under the Shareholder Servicing Agreements for the Emerging Asian Markets Equity Fund, after waivers, were $0, $14,849 and $17,529, respectively.


    The Portfolio Trust has also adopted an administrative services plan (the "Portfolio Administrative Plan"), which provides that the Portfolio Trust may obtain the services of an administrator, a transfer agent, a custodian and a fund accountant and may enter into agreements providing for the payment of fees for such services. Under the Portfolio Administrative Plan, the administrative services fee payable to the Portfolio Administrator from each Portfolio may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for its then-current fiscal year.

    The Portfolio Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Portfolio Trust's Trustees and a majority of the Portfolio Trust's Trustees who are not "interested persons" of the Portfolios and who have no direct or indirect financial interest in the operation of the Portfolio Administrative Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Portfolio Administrative Plan requires that the Portfolio Trust provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Portfolio Administrative Plan. The Portfolio Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Portfolio Trust and may not be materially amended in any case without a vote of the majority of both the Portfolio Trust's Trustees and the Portfolio Trust's Qualified Trustees.


    The Portfolio Trust, on behalf of each Portfolio, has entered into a Custodian Agreement with State Street pursuant to which custodial services are provided for the Portfolios. The Portfolio Trust, on behalf of each Portfolio, has also entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for each Portfolio. State Street Cayman also provides transfer agency services to the Portfolio Trust. See "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the applicable Fund's Prospectus for additional information.



    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of State Street Cayman is P.O. Box 2508 GT, Grand Cayman, Cayman Islands, British West Indies.



AUDITORS



    Price Waterhouse LLP is the independent accountant for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Price

Waterhouse LLP is 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse are the chartered accountants for the Portfolio Trust. The address of Price Waterhouse is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5K 1G8.



COUNSEL



    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the Funds.



                           8. PORTFOLIO TRANSACTIONS


    The Portfolio Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Adviser in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolio by the Adviser. At present no other recapture arrangements are in effect.

    Under the Advisory Agreements, in connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Portfolio, subject to any applicable laws, rules and regulations.

    The investment advisory fee that each Portfolio pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal years ended December 31, 1995, 1996 and 1997, the International Equity Portfolio paid brokerage commissions in the amount of $81,000, $236,514 and $215,467, respectively. For the period August 23, 1995 (commencement of operations) to December 31, 1995 and for the fiscal years ended December 31, 1996 and 1997, the Emerging Asian Markets Equity Portfolio paid brokerage commissions in the amount of $44,000, $138,267 and $101,942, respectively.



            9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES



    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each Fund represents an equal proportionate interest in the Fund with each other share. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.



    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (E.G., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.") The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions received for all other shares of which that Shareholder Servicing Agent is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.


    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares (or the affected series) would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    Share certificates will not be issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (E.G., fidelity bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    Each Portfolio is a series of the Portfolio Trust, organized as a trust under the laws of the State of New York. The Portfolio Trust's Declaration of Trust provides that investors in a Portfolio (E.G., other investment companies (including the applicable Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of any Portfolio would ever exceed its assets.

    Each investor in a Portfolio, including a Fund, may add to or withdraw from its investment in the Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, that are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.


                       10. CERTAIN ADDITIONAL TAX MATTERS



    Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by a Fund, although non-U.S. source income earned by a Fund may be subject to non-U.S. withholding or other taxes. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary income to shareholders. The Portfolio Trust believes the Portfolios also will not be required to pay any U.S. federal income or excise taxes on its income.


    The portion of each Fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following

January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in that Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


    In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.



    Each Fund's transactions in forward contracts, short sales "against the box," and options will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (I.E., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in forward contracts and options to the extent necessary to meet the requirements of Subchapter M of the Code.



    Special tax considerations apply with respect to non-U.S. investments of the Funds. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes may be limited in order to avoid a tax on a Fund. The Funds may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause a Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. Investment in certain "passive foreign investment companies" may also be limited in order to avoid a tax on the Funds. Investment income received by a Fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Funds' effective rates of non-U.S. tax in advance since the amount of the Funds' assets to be invested within various countries is not known.


    If a Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If a Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amount distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify to elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the Fund.

    For purposes of the preceding discussion each Fund believes that it will be treated as owning a pro rata share of the assets of its corresponding Portfolio and as having paid a pro rata share of the foreign taxes paid by the Portfolio.

    Each Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.



    The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, a Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.



              11. INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS



    The audited financial statements of the CitiFunds International Equity Portfolio (formerly Landmark International Equity Fund) (Statement of Assets and Liabilities at December 31, 1997, Statement of Operations for the year ended December 31, 1997, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 1997, Financial Highlights for each of the years in the five-year period ended December 31, 1997, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of Price Waterhouse LLP (for the fiscal years ended December 31, 1997, 1996, 1995 and 1994) and Deloitte & Touche LLP (for periods prior to the fiscal year ended December 31, 1994), independent accountants, on behalf of the Fund.



    The audited financial statements of the International Equity Portfolio (Portfolio of Investments at December 31, 1997, Statement of Assets and Liabilities at December 31, 1997, Statement of Operations for the fiscal year ended December 31, 1997, Statement of Changes in Net Assets for the fiscal years ended December 31, 1997 and 1996, Financial Highlights for fiscal years ended December 31, 1997, 1996 and 1995 and for the period May 1, 1994 (commencement of operations) to December 31, 1994, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the CitiFunds International Equity Portfolio, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of Price Waterhouse, chartered accountants, on behalf of the Portfolio.



    The audited financial statements of the CitiFunds Emerging Asian Markets Equity Portfolio (formerly Landmark Emerging Asian Markets Equity Fund) (Statement of Assets and Liabilities at December 31, 1997, Statement of Operations for the fiscal year ended December 31, 1997, Statement of Changes in Net Assets for the fiscal years ended December 31, 1997 and 1996, Financial Highlights for the fiscal years ended December 31, 1997 and 1996 and for the period August 23, 1995 (commencement of operations) to December 31, 1995, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Price Waterhouse LLP, independent accountants, on behalf of the Fund.



    The audited financial statements of the Emerging Asian Markets Equity Portfolio (Portfolio of Investments at December 31, 1997, Statement of Assets and Liabilities at December 31, 1997, Statement of Operations for the fiscal year ended December 31, 1997, Statement of Changes in Net Assets for the fiscal years ended December 31, 1997 and 1996, Financial Highlights for the fiscal year ended December 31, 1997 and 1996 and for the period August 23, 1995 (commencement of operations) to December 31, 1995, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the CitiFunds Emerging Asian Markets Equity Portfolio, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Price Waterhouse, chartered accountants, on behalf of the Portfolio.



    Copies of the Annual Report for each Fund accompany this Statement of Additional Information.

                                        PART C


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  Financial Statements Included in Part A:
          CITIFUNDS INTERNATIONAL EQUITY PORTFOLIO
          Condensed Financial Information - Financial Highlights (for the period from the commencement of operations (March 1, 1991) to December 31, 1991 and for each of the years in the six-year period ended December 31, 1997)
          CITIFUNDS EMERGING ASIAN MARKETS EQUITY PORTFOLIO
          Condensed Financial Information - Financial Highlights (for the period from the commencement of operations (August 23, 1995) to December 31, 1995 and for each of the years in the two-year period ended December 31, 1997)


          Financial Statements Included in Part B:
          CITIFUNDS INTERNATIONAL EQUITY PORTFOLIO
          Statement of Assets and Liabilities at December 31, 1997*
          Statement of Operations for the year ended December 31, 1997* Statement of Changes in Net Assets for the years ended December 31, 1996 and 1997*
          Financial Highlights for each of the years in the five-year period ended December 31, 1997*
          INTERNATIONAL EQUITY PORTFOLIO
          Portfolio of Investments at December 31, 1997*
          Statement of Assets and Liabilities at December 31, 1997*
          Statement of Operations for the year ended December 31, 1997* Statement of Changes in Net Assets for the years ended December 31, 1996 and 1997*
          Financial Highlights for the period from May 1, 1994 (commencement of operations) to December 31, 1994 and for each of the years in the three-year period ended December 31, 1997*
          CITIFUNDS EMERGING ASIAN MARKETS EQUITY PORTFOLIO
          Statement of Assets and Liabilities at December 31, 1997**
          Statement of Operations for the year ended December 31, 1997** Statement of Changes in Net Assets for the years ended December 31, 1996 and 1997**
          Financial Highlights for the period from August 23, 1995 (commencement of operations) to December 31, 1995 and for the years ended December 31, 1996 and 1997**
          EMERGING ASIAN MARKETS EQUITY PORTFOLIO
          Portfolio of Investments at December 31, 1997**
          Statement of Assets and Liabilities at December 31, 1997**
          Statement of Operations for the year ended December 31, 1997** Statement of Changes in Net Assets for the years ended December 31, 1996 and 1997**
          Financial Highlights for the period from August 23, 1995 (commencement of operations) to December 31, 1995 and for the years ended December 31, 1996 and 1997**


-----------------------------


* Financial information is provided for CitiFunds International Equity Portfolio and International Equity Portfolio only and is incorporated by reference to the Registrant's Annual Report to Shareholders of CitiFunds International Equity Portfolio for the fiscal year ended December 31, 1997 (Accession Number 0000950156-98-000201).

** Financial information is included for CitiFunds Emerging Asian Markets Equity Portfolio and Emerging Asian Markets Equity Portfolio only and is incorporated by reference to the Registrant's Annual Report to Shareholders of CitiFunds Emerging Asian Markets Equity Portfolio for the fiscal year ended December 31, 1997 (Accession Number 0000950156-98-000201).


     (b)  Exhibits


             1(a)        Declaration of Trust of Registrant
    *** and  1(b)        Amendments to the Declaration of Trust of Registrant
      filed
   herewith

             2(a)        Amended and Restated By-Laws of Registrant
    *** and  2(b)        Amendments to the Amended and Restated By-Laws of
      filed              Registrant
   herewith
             6           Amended and Restated Distribution Agreement between
                         the Registrant and CFBDS, Inc. (formerly known as The
                         Landmark Funds Broker-Dealer Services, Inc., "CFBDS"),
                         as distributor
        ***  8           Custodian Contract between the Registrant and State
                         Street Bank and Trust Company ("State Street"), as
                         custodian
             9(a)        Amended and Restated Administrative Services Plan of
                         the Registrant
             9(b)        Administrative Services Agreement between the
                         Registrant and CFBDS, as administrator
             9(c)        Sub-Administrative Services Agreement between
                         Citibank, N.A. and CFBDS
             9(d)(i)     Form of Shareholder Servicing Agreement between the
                         Registrant and Citibank, N.A., as shareholder
                         servicing agent
             9(d)(ii)    Form of Shareholder Servicing Agreement between the
                         Registrant and a federal savings bank, as shareholder
                         servicing agent
             9(d)(iii)   Form of Shareholder Servicing Agreement between the
                         Registrant and CFBDS, as shareholder servicing agent
          *  9(d)(iv)    Form of Shareholder Servicing Agreement between the
                         Registrant and a national banking association or
                         subsidiary thereof or state chartered banking
                         association, as shareholder servicing agent
             9(e)        Transfer Agency and Servicing Agreement between the
                         Registrant and State Street, as transfer agent
        ***  9(f)        Fund Accounting Agreement between the Registrant and
                         State Street, as fund accounting agent
             10          Opinion and Consent of Counsel
             11(a)       Consent of Price Waterhouse LLP, independent auditors
                         of the Registrant
             11(b)       Consent of Price Waterhouse, independent auditors of
                         International Equity Portfolio and Emerging Asian
                         Markets Equity Portfolio
             15          Distribution Plan of the Registrant

         **  18          Form of Multiple Class Plan of the Registrant adopted
                         pursuant to Rule 18f-3
             25(a)       Powers of Attorney for the Registrant
             25(b)       Powers of Attorney for The Premium Portfolios
             27(a)       Financial Data Schedule for CitiFunds International
                         Equity Portfolio
             27(b)       Financial Data Schedule for CitiFunds Emerging Asian
                         Markets Equity Portfolio



-------------------------

* Incorporated herein by reference to Post Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 33-36556) as filed with the Securities and Exchange Commission on April 29, 1996.
** Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File No. 33-36556) as filed with the Securities and Exchange Commission on May 15, 1995.
*** Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File No. 33-36556) as filed with the Securities and Exchange Commission on October 24, 1997.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not applicable.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


                Title of Class                     Number of Record Holders
                --------------                     -------------------------
        Shares of Beneficial Interest                As of April 27, 1998
        (par value $0.00001 per share)

   CitiFunds International Equity Portfolio                     7

   CitiFunds Emerging Asian Markets Equity                      7
                  Portfolio




ITEM 27.  INDEMNIFICATION.


     Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit hereto; (b) Section 4 of the Distribution Agreement between the Registrant and CFBDS, filed as an Exhibit hereto; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.


     The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, a registered bank holding company. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio and Short-Term Portfolio), The Premium Portfolios (Growth & Income Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, Government Income Portfolio, International Equity Portfolio, Emerging Asian Markets Equity Portfolio and Small Cap Growth Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFunds-SM- Multi-State Tax Free Trust (CitiFunds-SM- New York Tax Free Reserves, CitiFunds-SM- Connecticut Tax Free Reserves and CitiFunds-SM- California Tax Free Reserves), CitiFunds-SM-Institutional Trust (CitiFunds-SM- Institutional Cash Reserves), CitiFunds-SM-Tax Free Income Trust (CitiFunds-SM- National Tax Free Income Portfolio and CitiFunds-SM- New York Tax Free Income Portfolio), CitiFunds-SM- Fixed Income Trust ( CitiFunds-SM- Intermediate Income Portfolio) and Variable Annuity Portfolios (CitiSelect-Registered Trademark- VIP Folio 200, CitiSelect-Registered Trademark- VIP Folio 300, CitiSelect-Registered Trademark-VIP Folio 400, CitiSelect-Registered Trademark- VIP Folio 500 and CitiFunds-SM-Small Cap Growth VIP Portfolio). Citibank and its affiliates manage assets in excess of $88 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.



     John S. Reed is the Chairman of the Board and a Director of Citibank. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins and William R. Rhodes. Other Directors of Citibank are D. Wayne Calloway, former Chairman and Chief Executive Officer, PepsiCo, Inc.; John M. Deutch, Institute Professor, Massachusetts Institute of Technology; Reuben Mark, Chairman and Chief Executive Officer, Colgate-Palmolive Company; Richard D. Parsons, President, Time Warner, Inc.; Rozanne L. Ridgway, Former Assistant Secretary of State for Europe and Canada; Robert B. Shapiro, Chairman, President and Chief Executive Officer, Monsanto Company; Frank A. Shrontz, Chairman Emeritus, The Boeing Company; and Franklin A. Thomas, former President, The Ford Foundation.


     Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:



D. Wayne Calloway              Director, Exxon Corporation
                               Director, General Electric Company
                               Retired Chairman and Chief Executive Officer and
                               Director, PepsiCo, Inc.



Paul J. Collins                Director, Kimberly-Clark Corporation



John M. Deutch                 Director, Ariad Pharmaceuticals, Inc.
                               Director, CMS Energy
                               Director, Palomar Medical Technologies, Inc.
                               Director, Cummins Engine Company, Inc.
                               Director, Schlumberger, Ltd.



Reuben Mark                    Director, Chairman and Chief Executive Officer
                               Colgate-Palmolive Company
                               Director, New York Stock Exchange
                               Director, Time Warner, Inc.
                               Non-Executive Director, Pearson, PLC

 Richard D. Parsons            Director, Federal National Mortgage Association
                               Director, Philip Morris Companies Incorporated
                               Member, Board of Representatives, Time Warner
                                 Entertainment Company, L.P.
                               Director and President, Time Warner, Inc.

 John S. Reed                  Director, Monsanto Company
                               Director, Philip Morris Companies
                                 Incorporated
                               Stockholder, Tampa Tank & Welding, Inc.

 William R. Rhodes             Director, Private Export Funding
                                 Corporation

 Rozanne L. Ridgway            Director, 3M
                               Director, Bell Atlantic Corporation
                               Director, Boeing Company
                               Director, Emerson Electric Company
                               Member-International Advisory Board,
                                 New Perspective Fund, Inc.
                               Director, RJR Nabisco, Inc.
                               Director, Sara Lee Corporation
                               Director, Union Carbide Corporation


 Robert B. Shapiro             Director, Chairman and Chief Executive
                                 Officer,   Monsanto Company
                               Director, Silicon Graphics



 Frank A. Shrontz              Director, 3M
                               Director, Baseball of Seattle, Inc.
                               Director and Chairman Emeritus, Boeing Company
                               Director, Boise Cascade Corp.
                               Director, Chevron Corporation



 Franklin A. Thomas            Director, Aluminum Company of America
                               Director, Cummins Engine Company, Inc.
                               Director, Lucent Technologies
                               Director, PepsiCo, Inc.





ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds-SM- International Growth & Income Portfolio, CitiFunds-SM- U.S. Treasury Reserves, CitiFunds-SM- Cash Reserves, CitiFunds-SM- Premium U.S. Treasury Reserves, CitiFunds-SM- Premium Liquid Reserves, CitiFunds-SM-Institutional U.S. Treasury Reserves, CitiFunds-SM- Institutional Liquid Reserves, CitiFunds-SM- Institutional Cash Reserves, CitiFunds-SM- Tax Free Reserves, CitiFunds-SM- Institutional Tax Free Reserves, CitiFunds-SM-California Tax Free Reserves, CitiFunds-SM- Connecticut Tax Free Reserves, CitiFunds-SM- New York Tax Free Reserves, CitiFunds-SM-

Balanced Portfolio, CitiFunds-SM- Small Cap Value Portfolio, CitiFunds-SM-Growth & Income Portfolio, CitiFunds-SM- Large Cap Growth Portfolio, CitiFunds-SM- Small Cap Growth Portfolio, CitiFunds-SM- National Tax Free Income Portfolio, CitiFunds-SM- New York Tax Free Income Portfolio, CitiFunds-SM- Intermediate Income Portfolio, CitiFunds-SM- Short-Term U.S. Government Income Portfolio, CitiSelect-Registered Trademark- VIP Folio 200, CitiSelect-Registered Trademark-VIP Folio 300, CitiSelect-Registered Trademark- VIP Folio 400, CitiSelect-Registered Trademark- VIP Folio 500, CitiFunds-SM- Small Cap Growth VIP Portfolio, CitiSelect-Registered Trademark- Folio 200, CitiSelect-Registered Trademark- Folio 300, CitiSelect-Registered Trademark- Folio 400, and CitiSelect-Registered Trademark- Folio 500. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Emerging Asian Markets Equity Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.



     (b) The information required by this Item 29 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).


     (c)  Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:


      NAME                                         ADDRESS


      CFBDS, Inc.                                  21 Milk Street, 5th Floor
      (administrator and distributor)              Boston, MA 02109



      State Street Bank and Trust Company          1776 Heritage Drive
      (custodian and transfer agent)               North Quincy, MA 02171



      Citibank, N.A.                               153 East 53rd Street
      (investment adviser)                         New York, NY 10043


      SHAREHOLDER SERVICING AGENTS

      Citibank, N.A.                               450 West 33rd Street
                                                   New York, NY 10001

      Citibank, N.A. -- Citigold                   Citicorp Mortgage Inc. -
                                                   Citigold
                                                   15851 Clayton Road
                                                   Ballwin, MO 63011

      Citibank, N.A. -- The Citibank               153 East 53rd Street
      Private Bank                                 New York, NY 10043

      Citibank, N.A. -- Citibank Global            153 East 53rd Street
      Asset Management                             New York, NY 10043

      Citibank, N.A. -- North American             111 Wall Street
      Investor Services                            New York, NY 10094

      Citicorp Investment Services                 One Court Square
                                                   Long Island City, NY 11120


ITEM 31.  MANAGEMENT SERVICES.

     Not applicable.


ITEM 32.  UNDERTAKINGS.

     The Registrant hereby undertakes to comply with Section 16(c) of the Investment Company Act of 1940.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1998.

                                        CITIFUNDS INTERNATIONAL TRUST

                                        By:  Philip W. Coolidge
                                             -----------------------------
                                             Philip W. Coolidge
                                             President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities indicated below on April 29, 1998.

             Signature                                 Title
             ---------                                 ------

    Philip W. Coolidge              President, Principal Executive Officer and
    ------------------------        Trustee
    Philip W. Coolidge

    John R. Elder                   Principal Financial Officer and Principal
    ------------------------        Accounting Officer
    John R. Elder

    Riley C. Gilley*                Trustee
    ------------------------
    Riley C. Gilley

    Diana R. Harrington*            Trustee
    ------------------------
    Diana R. Harrington

    Susan B. Kerley*                Trustee
    ------------------------
    Susan B. Kerley

    C. Oscar Morong, Jr.*           Trustee
    ------------------------
    C. Oscar Morong, Jr.

    E. Kirby Warren*                Trustee
    ------------------------
    E. Kirby Warren

    William S. Woods, Jr.*          Trustee
    ------------------------
    William S. Woods, Jr.

 *By: Philip W. Coolidge
      ----------------------
      Philip W. Coolidge

      Executed by Philip W. Coolidge on
      behalf of those indicated
      pursuant to Powers of Attorney.

                                     SIGNATURES

     The Premium Portfolios, on behalf of Emerging Asian Markets Equity Portfolio, has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds International Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in Southampton, Bermuda, on the 28th day of April, 1998.

                                   THE PREMIUM PORTFOLIOS
                                   on behalf of Emerging Asian Markets Equity
                                   Portfolio

                                   By:  Philip W. Coolidge
                                        ------------------------------
`                                       Philip W. Coolidge,
                                        President of
                                        The Premium Portfolios

     This Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds International Trust has been signed by the following persons in the capacities indicated on April 28, 1998.


              Signature                                 Title
              ----------                                ------

    Philip W. Coolidge                President, Principal Executive Officer
    ------------------------          and Trustee
    Philip W. Coolidge

    John R. Elder*                    Principal Financial Officer and Principal
    ------------------------          Accounting Officer
    John R. Elder

    Elliott J. Berv*                  Trustee
    ------------------------
    Elliott J. Berv

    Mark T. Finn*                     Trustee
    ------------------------
    Mark T. Finn

    C. Oscar Morong, Jr.*             Trustee
    -------------------------
    C. Oscar Morong, Jr.

    Walter E. Robb, III*              Trustee
    -------------------------
    Walter E. Robb, III

 *By: Philip W. Coolidge
      ------------------------
      Philip W. Coolidge
      Executed by Philip W. Coolidge on
      behalf of those indicated as
      attorney in fact.

                                      SIGNATURES

     The Premium Portfolios, on behalf of International Equity Portfolio, has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds International Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in Southampton, Bermuda, on the 28th day of April, 1998.

                                   THE PREMIUM PORTFOLIOS
                                   on behalf of International Equity Portfolio

                                   By:  Philip W. Coolidge
                                        --------------------------------------
                                        Philip W. Coolidge,
                                        President of
                                        The Premium Portfolios

     This Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds International Trust has been signed by the following persons in the capacities indicated on April 28, 1998.



                   Signature                                 Title
                   ---------                                 -----

    Philip W. Coolidge                          President, Principal Executive
    ------------------------                    Officer and Trustee
    Philip W. Coolidge

    John R. Elder*                              Principal Financial Officer and
    ------------------------                    Principal Accounting Officer
    John R. Elder

    Elliott J. Berv*                            Trustee
    ------------------------
    Elliott J. Berv

    Mark T. Finn*                               Trustee
    ------------------------
    Mark T. Finn

    C. Oscar Morong, Jr.*                       Trustee
    ------------------------
    C. Oscar Morong, Jr.

    Walter E. Robb, III*                        Trustee
    ------------------------
    Walter E. Robb, III

 *By: Philip W. Coolidge
      -----------------------
      Philip W. Coolidge
      Executed by Philip W. Coolidge on behalf of
      those indicated as attorney in fact.

                                    EXHIBIT INDEX




 Exhibit
 No.:                        Description:
-----                        -------------
 1(a)                        Declaration of Trust of Registrant
 1(b)                        Amendments to the Declaration of Trust of
                             Registrant
 2(a)                        Amended and Restated By-Laws of Registrant
 2(b)                        Amendments to the Amended and Restated By-Laws of
                             Registrant
 6                           Amended and Restated Distribution Agreement between
                             the Registrant and CFBDS, Inc. (formerly known as
                             The Landmark Funds Broker-Dealer Services, Inc.,
                             "CFBDS"), as distributor
 9(a)                        Amended and Restated Administrative Services Plan
                             of the Registrant
 9(b)                        Administrative Services Agreement between the
                             Registrant and CFBDS, as administrator
 9(c)                        Sub-Administrative Services Agreement between
                             Citibank, N.A. and CFBDS
 9(d)(i)                     Form of Shareholder Servicing Agreement between the
                             Registrant and Citibank, N.A., as shareholder
                             servicing agent
 9(d)(ii)                    Form of Shareholder Servicing Agreement between the
                             Registrant and a federal savings bank, as
                             shareholder servicing agent
 9(d)(iii)                   Form of Shareholder Servicing Agreement between the
                             Registrant and CFBDS, as shareholder servicing
                             agent
 9(e)                        Transfer Agency and Servicing Agreement between the
                             Registrant and State Street, as transfer agent
 10                          Opinion and Consent of Counsel
 11(a)                       Consent of Price Waterhouse LLP, independent
                             auditors of the Registrant
 11(b)                       Consent of Price Waterhouse, independent auditors
                             of International Equity Portfolio and Emerging
                             Asian Markets Equity Portfolio
 15                          Distribution Plan of the Registrant
 25(a)                       Powers of Attorney for the Registrant
 25(b)                       Powers of Attorney for The Premium Portfolios
 27(a)                       Financial Data Schedule for CitiFunds International
                             Equity Portfolio
 27(b)                       Financial Data Schedule for CitiFunds Emerging
                             Asian Markets Equity Portfolio